UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02790
                                   ---------

                    FRANKLIN CALIFORNIA TAX-FREE INCOME FUND
                    ----------------------------------------
              (Exact name of registrant as specified in charter)

                 ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
                 -----------------------------------------------
               (Address of principal executive offices) (Zip code)

         CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
         -------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code: (650) 312-2000
                                                    --------------

Date of fiscal year end: 3/31
                         ----

Date of reporting period: 9/30/08
                          -------

      ITEM 1. REPORTS TO STOCKHOLDERS.


                                   (GRAPHIC)

                               SEPTEMBER 30, 2008

                    SEMIANNUAL REPORT AND SHAREHOLDER LETTER

                                 TAX-FREE INCOME

                              FRANKLIN CALIFORNIA
                              TAX-FREE INCOME FUND

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

                     (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      FRANKLIN - Templeton - Mutual Series

Franklin Templeton Investments

GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                   (GRAPHIC)

Not part of the semiannual report

                                    Contents

CEO'S MESSAGE .......................................   1
SPECIAL FEATURE:
Understanding Interest Rates ........................   4
SEMIANNUAL REPORT
Franklin California Tax-Free Income Fund ............   8
Performance Summary .................................  14
Your Fund's Expenses ................................  17
Financial Highlights and Statement of Investments ...  19
Financial Statements ................................  51
Notes to Financial Statements .......................  55
Shareholder Information .............................  62

A Message from Gregory E. Johnson,
President and Chief Executive Officer of Franklin Resources, Inc.

                                                                October 31, 2008

Dear Shareholder:

The enclosed semiannual report for Franklin California Tax-Free Income Fund covers the six months ended September 30, 2008, but I would like to add some comments on market events that occurred in October. Recent market volatility has been jarring to everyone, including those of us who have worked in financial markets for many years. Bank lending around the world has seized up, and the fallout has impacted venerable firms alongside broader stock and bond indexes.

This environment is bound to provoke great concern, but it's equally important to put the latest market developments in perspective. That's why I'd like to offer a few thoughts on these events, our company's approach to investing and the strong health of our organization.

A key point to recognize is that global financial turmoil is being addressed by global action. Central banks around the world have coordinated their efforts to cut interest rates and supply liquidity to frozen funding markets. A number of governments have also intervened to rescue major financial institutions or find an orderly way for them to be acquired. Here in the U.S., the Federal

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             NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                     Not part of the semiannual report | 1

Reserve and Treasury Department have moved rapidly to establish new programs for easing money market pressures and handling troubled financial assets. The outcome of all these efforts may take a while to be realized, but I believe the latest actions here and abroad mark a significant turning point for global capital markets.

It's also important to remember that as daunting as current market conditions may be, we have navigated through other periods of market volatility. U.S. stock markets recorded three bear markets during the 1960s as the nation grappled with the Vietnam War and a turbulent economy.(1) The quintupling of oil prices in 1973 led to a deep U.S. recession and a stock market plunge of 45.1% from January 1973 through December 1974.(1) And the "Black Monday" stock market crash of 1987 remains the largest single-day percentage decline in the history of the Dow Jones Industrial Average.(2)

Advice applicable throughout these upheavals remains true today. The late Sir John Templeton, writing 15 years ago, ended a list of his core investment principles with these thoughts: "Do not be fearful or negative too often.... For
100 years optimists have carried the day in U.S. stocks. Even in the dark '70s, many professional money managers -- and many individual investors too -- made money in stocks.... In this century or the next it's still 'Buy low, sell high.'"(3)

Sir John knew these simple concepts were difficult to execute in the face of pessimism. Nonetheless, that is precisely how our Franklin, Templeton and Mutual Series portfolio managers are contending with today's challenging environment. They are using their expertise to sort through investment opportunities, avoiding those firms that have become merely cheap and identifying those firms best positioned to be eventual winners. This kind of rigorous, bottom-up, security-by-security analysis is the fundamental investment discipline practiced across our global platform.

These asset management strengths are also the core of our business. Unlike financial firms that have dominated recent headlines, Franklin Templeton derives its revenue primarily from investment management, not investment banking or securities brokerage. Additionally, our assets under management are diversified by investment objective, clientele and geographic region. Diversified positioning helps our firm maintain healthy operating margins even when volatile markets reduce assets under management. It is also important to note

(1.) Source: Ned Davis Research, Inc.

(2.) Source: NYSE Euronext. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders.

(3.) Source: "16 Rules for Investment Success" by Sir John Templeton.


                      2 | Not part of the semiannual report
that maintaining a strong balance sheet has been a pillar of our management strategy. We have a substantial pool of cash and investments and low levels of debt, and we are in the enviable position of not having to depend on credit to meet our operating needs. In fact, our strong franchise, sound capitalization and minimal leverage led Standard & Poor's to recently raise its credit ratings on Franklin Resources, Inc. (BEN) to the highest level currently applied to a publicly traded asset manager.(4)

Franklin Templeton's six-decade growth into a premier global asset manager has given us the conviction that although conditions remain challenging, there are ample reasons to be optimistic about eventual market stabilization and recovery. Being able to take advantage of markets shaken by maximum pessimism has helped our firm develop into an organization that stretches across 29 countries and manages assets for more than 20 million shareholder accounts.

In the enclosed semiannual report for Franklin California Tax-Free Income Fund, the portfolio managers discuss municipal bond market conditions, investment decisions and Fund performance during the six months ended September 30, 2008. The report contains additional performance data and financial information. Our website, FRANKLINTEMPLETON.COM, offers more timely discussions, daily prices, portfolio holdings and other information. We encourage you to discuss your concerns with your financial advisor, who can review your overall portfolio, reassess your goals and help you stay focused on the long term. As times like these illustrate, all securities markets fluctuate, as do fund share prices.

We are grateful for the trust you have placed in Franklin Templeton and remain focused on serving your investment needs.

Sincerely,


/s/ Gregory E. Johnson
Gregory E. Johnson
President and Chief Executive Officer
Franklin Resources, Inc.

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF OCTOBER 31,2008. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.

(4.) Source: Standard & Poor's press release, 10/6/08.


                      Not part of the semiannual report | 3

Special Feature
UNDERSTANDING INTEREST RATES

HAVE YOU EVER WONDERED WHY YOUR TAX-FREE INCOME FUND SHARE PRICE FLUCTUATES? OR WHY THE DIVIDENDS YOU RECEIVE FROM YOUR TAX-FREE INCOME FUND AREN'T ALWAYS THE SAME? AT FRANKLIN TEMPLETON INVESTMENTS, MAXIMIZING TAX-FREE INCOME AND PRESERVING OUR SHAREHOLDERS' CAPITAL ARE OUR TOP PRIORITIES.(1) EVEN SO, CHANGES IN THE ECONOMY AND INTEREST RATES CAN HAVE AN IMPACT ON YOUR FUND'S SHARE PRICE AND DIVIDENDS.

BELOW YOU'LL FIND ANSWERS TO COMMONLY ASKED QUESTIONS ABOUT THE RELATIONSHIP BETWEEN MUNICIPAL BONDS AND INTEREST RATES. UNDERSTANDING WHAT AFFECTS YOUR TAX-FREE INCOME FUND MAY HELP YOU BECOME A MORE EFFECTIVE INVESTOR.

Q.   WHAT IS THE DIFFERENCE BETWEEN SHORT- AND LONG-TERM INTEREST RATES?

A. The Federal Reserve Board controls the federal funds target rate (Fed funds rate), which is the rate banks charge other banks for overnight loans. This rate, in turn, influences the market for shorter-term securities. The Fed closely monitors the economy and has the power to raise or lower the Fed funds rate to keep inflation in check or to help stimulate the economy.

     Long-term interest rates, as represented by yields of the 10-year or 30-year Treasury bond, are market driven and tend to move in anticipation of changes in the economy and inflation.

Q. AS A TAX-FREE FUND INVESTOR, SHOULD I PAY MORE ATTENTION TO SHORT- OR LONG-TERM INTEREST RATES?

A. Most Franklin tax-free income fund shareholders may want to keep a closer eye on long-term interest rates. That's because tax-free income fund portfolios comprising municipal bonds with longer maturities are generally more sensitive to changes in long-term interest rates than portfolios with shorter-term municipal bonds.

     In contrast, shareholders of Franklin limited-term tax-free income funds may want to pay more attention to short-term interest rates. These funds, which hold bonds with shorter-term maturities, are typically more influenced by short-term interest rates than funds holding municipal bonds with longer maturities.

(1.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid the imposition of 28% backup withholding on all fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

             NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                      4 | Not part of the semiannual report

Q.   WHAT CAUSES INTEREST RATES TO RISE AND FALL?

A. Interest rate trends are primarily determined by economic factors such as inflation, the strength of the U.S. dollar and the pace of economic growth.

     If the economy slows down, the Fed may lower the Fed funds rate to stimulate economic growth, as we witnessed from September 2007 to April 2008. On the other hand, strong economic growth can lead to inflation. If the Fed becomes concerned about inflation, it may attempt to cool the economy by raising the Fed funds rate, as it did from mid-2004 through mid-2006.

     As illustrated below, it should be noted that short- and long-term interest rates don't necessarily move in tandem. While short-term rates rose substantially from 2004 through 2006, long-term rates, despite some fluctuations, experienced only a slight increase.

                               (PERFORMANCE GRAPH)

INTEREST RATES(2)
10-Year Period Ended September 30, 2008

             FEDERAL FUNDS   10-YEAR U.S.   30-YEAR U.S.
   DATE       TARGET RATE      TREASURY       TREASURY
----------   -------------   ------------   ------------
 9/30/1998       5.25%           4.42%          4.98%
10/31/1998       5.00%           4.61%          5.16%
11/30/1998       4.75%           4.71%          5.06%
12/31/1998       4.75%           4.65%          5.10%
 1/31/1999       4.75%           4.65%          5.09%
 2/28/1999       4.75%           5.29%          5.58%
 3/31/1999       4.75%           5.24%          5.63%
 4/30/1999       4.75%           5.35%          5.66%
 5/31/1999       4.75%           5.62%          5.83%
 6/30/1999       5.00%           5.78%          5.96%
 7/31/1999       5.00%           5.90%          6.10%
 8/31/1999       5.25%           5.97%          6.06%
 9/30/1999       5.25%           5.88%          6.05%
10/31/1999       5.25%           6.02%          6.16%
11/30/1999       5.50%           6.19%          6.29%
12/31/1999       5.50%           6.44%          6.48%
 1/31/2000       5.50%           6.67%          6.49%
 2/29/2000       5.75%           6.41%          6.14%
 3/31/2000       6.00%           6.00%          5.83%
 4/30/2000       6.00%           6.21%          5.96%
 5/31/2000       6.50%           6.27%          6.01%
 6/30/2000       6.50%           6.03%          5.90%
 7/31/2000       6.50%           6.03%          5.78%
 8/31/2000       6.50%           5.73%          5.67%
 9/30/2000       6.50%           5.80%          5.89%
10/31/2000       6.50%           5.75%          5.79%
11/30/2000       6.50%           5.47%          5.61%
12/31/2000       6.50%           5.11%          5.46%
 1/31/2001       5.50%           5.11%          5.50%
 2/28/2001       5.50%           4.90%          5.31%
 3/31/2001       5.00%           4.92%          5.44%
 4/30/2001       4.50%           5.34%          5.79%
 5/31/2001       4.00%           5.38%          5.75%
 6/30/2001       3.75%           5.41%          5.76%
 7/31/2001       3.75%           5.05%          5.52%
 8/31/2001       3.50%           4.83%          5.37%
 9/30/2001       3.00%           4.59%          5.42%
10/31/2001       2.50%           4.23%          4.87%
11/30/2001       2.00%           4.75%          5.29%
12/31/2001       1.75%           5.05%          5.47%
 1/31/2002       1.75%           5.03%          5.43%
 2/28/2002       1.75%           4.88%          5.42%
 3/31/2002       1.75%           5.40%          5.80%
 4/30/2002       1.75%           5.09%          5.59%
 5/31/2002       1.75%           5.05%          5.62%
 6/30/2002       1.75%           4.80%          5.51%
 7/31/2002       1.75%           4.46%          5.30%
 8/31/2002       1.75%           4.14%          4.93%
 9/30/2002       1.75%           3.60%          4.67%
10/31/2002       1.75%           3.89%          4.99%
11/30/2002       1.25%           4.21%          5.04%
12/31/2002       1.25%           3.82%          4.78%
 1/31/2003       1.25%           3.96%          4.84%
 2/28/2003       1.25%           3.69%          4.67%
 3/31/2003       1.25%           3.80%          4.82%
 4/30/2003       1.25%           3.84%          4.77%
 5/31/2003       1.25%           3.37%          4.38%
 6/30/2003       1.00%           3.52%          4.56%
 7/31/2003       1.00%           4.41%          5.36%
 8/31/2003       1.00%           4.47%          5.22%
 9/30/2003       1.00%           3.94%          4.88%
10/31/2003       1.00%           4.30%          5.13%
11/30/2003       1.00%           4.33%          5.13%
12/31/2003       1.00%           4.25%          5.07%
 1/31/2004       1.00%           4.13%          4.96%
 2/29/2004       1.00%           3.97%          4.84%
 3/31/2004       1.00%           3.84%          4.77%
 4/30/2004       1.00%           4.51%          5.29%
 5/31/2004       1.00%           4.65%          5.35%
 6/30/2004       1.25%           4.58%          5.29%
 7/31/2004       1.25%           4.48%          5.20%
 8/31/2004       1.50%           4.12%          4.93%
 9/30/2004       1.75%           4.12%          4.89%
10/31/2004       1.75%           4.03%          4.79%
11/30/2004       2.00%           4.35%          5.00%
12/31/2004       2.25%           4.22%          4.83%
 1/31/2005       2.25%           4.13%          4.59%
 2/28/2005       2.50%           4.38%          4.72%
 3/31/2005       2.75%           4.48%          4.76%
 4/30/2005       2.75%           4.20%          4.51%
 5/31/2005       3.00%           3.98%          4.32%
 6/30/2005       3.25%           3.92%          4.19%
 7/31/2005       3.25%           4.28%          4.47%
 8/31/2005       3.50%           4.02%          4.26%
 9/30/2005       3.75%           4.33%          4.57%
10/31/2005       3.75%           4.55%          4.76%
11/30/2005       4.00%           4.49%          4.69%
12/31/2005       4.25%           4.39%          4.54%
 1/31/2006       4.50%           4.52%          4.68%
 2/28/2006       4.50%           4.55%          4.51%
 3/31/2006       4.75%           4.85%          4.89%
 4/30/2006       4.75%           5.05%          5.16%
 5/31/2006       5.00%           5.12%          5.23%
 6/30/2006       5.25%           5.14%          5.19%
 7/31/2006       5.25%           4.98%          5.07%
 8/31/2006       5.25%           4.73%          4.88%
 9/30/2006       5.25%           4.63%          4.76%
10/31/2006       5.25%           4.60%          4.72%
11/30/2006       5.25%           4.46%          4.56%
12/31/2006       5.25%           4.70%          4.81%
 1/31/2007       5.25%           4.81%          4.91%
 2/28/2007       5.25%           4.57%          4.68%
 3/31/2007       5.25%           4.65%          4.84%
 4/30/2007       5.25%           4.62%          4.81%
 5/31/2007       5.25%           4.89%          5.01%
 6/30/2007       5.25%           5.03%          5.13%
 7/31/2007       5.25%           4.74%          4.90%
 8/31/2007       5.25%           4.53%          4.82%
 9/30/2007       4.75%           4.59%          4.84%
10/31/2007       4.50%           4.47%          4.75%
11/30/2007       4.50%           3.94%          4.38%
12/31/2007       4.25%           4.03%          4.45%
 1/31/2008       3.00%           3.60%          4.32%
 2/29/2008       3.00%           3.51%          4.40%
 3/31/2008       2.25%           3.41%          4.29%
 4/30/2008       2.00%           3.73%          4.47%
 5/31/2008       2.00%           4.06%          4.72%
 6/30/2008       2.00%           3.97%          4.53%
 7/31/2008       2.00%           3.95%          4.57%
 8/31/2008       2.00%           3.81%          4.42%
 9/30/2008       2.00%           3.83%          4.31%

(2.) Sources: Federal Reserve and Bloomberg, as of 9/30/08.


                      Not part of the semiannual report | 5

Q.   HOW DO CHANGES IN INTEREST RATES AFFECT BOND PRICES?

A. Typically, bond prices, and thus a tax-free income fund's share price, move in the opposite direction of interest rates. When rates go up, newly issued bonds come to market with higher yields than existing bonds. The newly issued bonds become more attractive than comparable existing bonds with lower yields, so investors who want to sell their existing bonds have to reduce their prices to make them equally attractive. So when interest rates rise, bond prices fall and, conversely, when rates decline, bond prices tend to rise in value.

                                    (GRAPHIC)

Q.   HOW DO INTEREST RATE CHANGES AFFECT MY TAX-FREE INCOME FUND'S TOTAL RETURN?

A. Total return includes price movement (capital appreciation or depreciation) and income. While interest rate changes will cause tax-free income fund prices to fluctuate, it's important to remember that as a tax-free income fund shareholder, you also receive monthly tax-free income.(1) Historically, income has contributed the largest component of total return for municipal bonds.(3) And since bonds generally pay interest whether their prices move up or down, the interest from municipal bonds can help cushion a fund's overall total return, especially when rates are rising.

Q.   HOW DO INTEREST RATES AFFECT MY TAX-FREE DIVIDENDS?

A. When interest rates decline, municipal bond issuers often "call" or redeem existing higher-yielding bonds and replace them with new, lower-yielding bonds to reduce the amount of interest they pay on the debt. As funds then have to reinvest proceeds from the called bonds into new, lower-yielding bonds, their investment earnings decline, and the dividends paid out to shareholders also decline over time.

(3.) Source: Barclays Capital (formerly, Lehman Brothers) Municipal Bond Index,
     9/30/08. Total return includes compounded income and capital appreciation over the 20-year period ended 9/30/08. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.


                      6 | Not part of the semiannual report

     Higher interest rates may lead to higher dividends. When interest rates rise, fewer bonds are called and fund managers may have the opportunity to invest in new, higher-yielding bonds. As a result, the funds' investment earnings can increase, and they may be able to pay out higher dividends to shareholders over time.

Q. WHAT IS THE BENEFIT OF FRANKLIN'S INVESTMENT APPROACH WHEN INTEREST RATES ARE VOLATILE?

A. Since 1977, Franklin has consistently adhered to a strategy of investing for high, current, tax-free income.(1)

     We carefully select bonds for our fund portfolios that we believe should provide a high level of stable income over the long term. Over time, as we invest in different interest rate climates, the portfolios become well diversified with a broad range of securities. As a result, we own many older securities with higher coupons, which are generally less sensitive to interest rate movements and help to provide stability to our portfolios.

     Our straightforward, "plain-vanilla" approach to investing means we don't try to time the market or predict interest rate movements. Similarly, we don't use leverage or invest in speculative derivatives or futures, which could increase the level of risk for our fund portfolios, especially when interest rates are volatile.

     Our investment strategy cannot eliminate interest rate risk, but it may help to reduce this risk.

Q.   WHAT ARE THE KEY BENEFITS OF INVESTING IN TAX-FREE INCOME FUNDS?

A. The key reasons to own tax-free income funds don't change with market conditions. For long-term investors seeking monthly, tax-free income and portfolio diversification, we believe tax-free income funds are an attractive investment option. At Franklin, we will continue to serve our shareholders by seeking to provide a high level of tax-free income consistent with prudent investment management and the preservation of shareholders' capital.

                     (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)


                     Not part of the semiannual report | 7

Semiannual Report

Franklin California
Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin California Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and California personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.(1)

CREDIT QUALITY BREAKDOWN*
Based on Total Long-Term Investments as of 9/30/08**

                                  (PIE CHART)

AAA.....................    24.6%
AA......................    31.0%
A.......................    17.3%
BBB.....................    15.6%
Below Investment Grade..     6.0%
Not Rated by S&P........     5.5%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**   Does not include short-term investments and other net assets.

RATINGS                  MOODY'S   INTERNAL
-------                  -------   --------
AAA or Aaa                 0.3%      0.7%
AA or Aa                   0.4%       --
A                          1.5%      0.4%
BBB or Baa                 1.0%      1.1%
Below Investment Grade      --       0.1%
                           ---       ---
Total                      3.2%      2.3%

This semiannual report for Franklin California Tax-Free Income Fund covers the period ended September 30, 2008.


(1.) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 23.


                              8 | Semiannual Report

DIVIDEND DISTRIBUTIONS(2)

                           DIVIDEND PER SHARE
            ----------------------------------------------------
MONTH         CLASS A      CLASS B      CLASS C    ADVISOR CLASS
-----       ----------   ----------   ----------   -------------
April       2.69 cents   2.34 cents   2.36 cents     2.74 cents
May         2.69 cents   2.34 cents   2.36 cents     2.74 cents
June        2.72 cents   2.40 cents   2.40 cents     2.76 cents
July        2.72 cents   2.40 cents   2.40 cents     2.76 cents
August      2.72 cents   2.40 cents   2.40 cents     2.76 cents
September   2.72 cents   2.39 cents   2.40 cents     2.77 cents

PERFORMANCE OVERVIEW

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

The Fund's Class A share price, as measured by net asset value, decreased from $6.99 on March 31, 2008, to $6.61 on September 30, 2008. The Fund's Class A shares paid dividends totaling 16.26 cents per share for the reporting period.(2) The Performance Summary beginning on page 14 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.73% based on an annualization of the 2.72 cent per share September dividend and the maximum offering price of $6.90 on September 30, 2008. An investor in the 2008 maximum combined effective federal and California personal income tax bracket of 41.05% would need to earn a distribution rate of 8.02% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B, C and Advisor shares' performance, please see the Performance Summary.

STATE UPDATE

California continued to face the same economic challenges that have plagued it for some time. During the period under review, the combined effects of the subprime mortgage and credit crises continued to erode the state's real estate values and increase foreclosure rates. Median sales prices in the first quarter of 2008 were down 20% in the state, compared to only 6% in the nation.(3) Also, in August California's foreclosure rate was the second highest in the nation. These conditions contributed to a drop in construction sector employment levels. Other sectors that lost jobs included manufacturing; trade, transportation and utilities; financial activities; professional and business services; leisure and

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

(3.) Source: Moody's, "High Profile New Issue, State of California," June 2008.


                             Semiannual Report | 9
hospitality services; and government. In September 2008, the state's unemployment rate held steady for the second month in a row at 7.7%.(4) This was the highest level in over 12 years and far surpassed the national level of 6.1%.(4)

In late September, Governor Arnold Schwarzenegger signed the most overdue budget in the state's history. Passage of the state budget was 85 days late due to a partisan legislative standoff over how to close California's $17.2 billion deficit.(5) Legislative Republicans opposed increasing taxes, while Democrats sought budget cuts and higher taxes on corporations and the wealthiest Californians. The final version of the state budget included $7.1 billion in spending cuts,$9.3 billion in additional revenue and $1.2 billion for reserves.(6, 7) The budget also required individuals and businesses that make quarterly tax payments to pay more in the first six months, a change that will provide nearly half the additional revenue. The budget however, did not address the structural imbalance between revenue and spending. Passage of the state budget freed up billions of dollars to pay medical clinics, nursing homes, daycare centers and contract vendors.

MUNICIPAL BOND MARKET OVERVIEW

The six-month period ended September 30, 2008, was mixed for municipal bonds as all financial markets felt the negative impact of subprime loan defaults. Many major financial institutions tightened credit and reassessed the risk of their direct and indirect exposure to financial assets. A lack of liquidity across most markets during the reporting period contributed to an increase in overall instability and declining values in most asset classes.

The municipal bond insurance industry faced particular difficulties. Rising levels of mortgage defaults during the reporting period, combined with the bond insurers' exposure to mortgage-related securities, prompted the three major independent credit rating agencies, Standard & Poor's (S&P), Moody's Investors Service and Fitch Ratings, to undertake in-depth evaluations of the bond insurance companies. During this reporting period, the rating agencies reassessed the viability of the insurance companies based on their concerns of impaired financial flexibility, increased stress loss projections given the insurers' mortgage-related risk exposure, and constrained new business prospects. As a result of their analyses, the rating agencies downgraded several municipal bond

(4.) Source: Bureau of Labor Statistics.

(5.) Source: Standard & Poor's, "California's Revenue Anticipation Notes Rated
     'SP-1'; General Obligation Rating on Watch Neg," RATINGSDIRECT, 10/10/08.

(6.) Source: Associated Press, "Schwarzenegger Signs California Budget 85 Days
     Late," 9/23/08.

(7.) Source: SAN FRANCISCO CHRONICLE, "Budget Approved Despite Governor's
     Threatened Veto," 9/16/08.


                             10 | Semiannual Report
insurers and lowered the outlook for some to negative. At period-end, only three bond insurance companies, FSA, Assured Guaranty and new municipal bond insurer BHAC (Berkshire Hathaway Assurance Corp.), maintained AAA ratings by Moody's and S&P.

Illiquidity plagued the financial markets as they felt the impact of weakness in the bond insurance industry. As the stronger bond insurance companies emerged, the market absorbed the issuance of debt enhanced by AAA insurance. Insured bonds had a -3.21% return for the six-month period, as measured by the Barclays Capital (BC; formerly, Lehman Brothers)Insured Municipal Bond Index.(8)

Investors should be aware that insurance companies generally provide coverage for municipal bonds that tend to be of very high quality. Many municipal bond issuers use insurance to appeal to a wider audience of potential buyers. The majority of issuers whose bonds are insured carry underlying (i.e., prior to insurance) ratings of A or better, and the historical average default rate for such bonds is less than 1%.(9) Ultimately, the underlying credit quality of state and local governments and their agencies supports the municipal market, and the underlying credit quality of an insured bond is not affected by an insurance company's credit quality.

Bond insurers' problems pressured the short-term municipal market at the beginning of 2008. Money market funds began to eliminate holdings of variable rate debt with credit providers they deemed to be at risk of downgrade. This caused dealers to boost yields substantially on some variable rate demand notes, hoping to entice buyers to hold them rather than put them back to the remarketing agents who were already struggling with too much inventory on their balance sheets. Within a few weeks, this lack of liquidity disrupted the auction rate securities (ARS) market as well. Inventory in the ARS market, primarily for those with insurance backing, increased dramatically. Auctions have failed due to dealers' liquidity constraints. It is important to note that this was a supply and demand imbalance, not a question of credit quality.

At times during the six-month reporting period, municipal bond market performance improved as a mix of individuals and institutional investors absorbed

(8.) Source: (C) 2008 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The BC Insured Municipal Bond Index is composed of all the insured bonds in the BC Municipal Bond Index with a maturity of at least one year and ratings of Aaa/AAA.

(9.) Sources: Standard & Poor's, "U.S. Municipal Ratings Transitions and
     Defaults, 1986-2007," RATINGSDIRECT, 5/3/07; Moody's Investors Service, March 2007.


                             Semiannual Report | 11
the new issuance. Many investors uncovered opportunities as municipalities were required to provide additional compensation for taking on risk, leading to wider spreads for credit-driven securities. For most of the period, municipal bond market returns lagged those of the U.S. Treasury market as uncertainty regarding the impact of problems associated with mortgage securities drove global investors to the relative safety of U.S. Treasuries. For the six-month period ended September 30, 2008, the BC Municipal Bond Index had a -2.60% total return compared with the +0.15% return of the BC U.S. Treasury Index.(10)

On September 30, 2008, two-year, 10-year and 30-year Treasury yields were 2.00%, 3.85% and 4.31%, respectively. The yields on two-year, 10-year and 30-year Treasuries rose 38, 40 and 2 basis points (100 basis points equal one percentage point), respectively, over the period. The uncertainty of the municipal bond insurers' financial strength resulted in yield spikes during the reporting period; however, across the municipal AAA curve, yields generally rose, according to Municipal Market Data. At period-end, the 30-year high grade municipal bond yield continued to exceed the comparable Treasury yield, which is highly unusual.

PORTFOLIO BREAKDOWN
9/30/08

                                             % OF TOTAL
                                       LONG-TERM INVESTMENTS*
                                       ----------------------
Prerefunded                                    26.1%
Transportation                                 16.7%
Hospital & Health Care                         15.3%
General Obligation                             14.0%
Utilities                                      12.1%
Subject to Government Appropriations            5.8%
Tax-Supported                                   3.5%
Higher Education                                2.9%
Other Revenue                                   1.9%
Housing                                         1.7%

*    Does not include short-term investments and other net assets.

INVESTMENT STRATEGY

We use a consistent, disciplined strategy to maximize income for our shareholders by seeking to maintain exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. As we invest throughout different interest rate environments, our portfolio becomes well diversified with a broad range of securities. This broad diversification may help mitigate interest rate risk. We do not use leverage or exotic derivatives, nor do we use techniques that could add volatility and contribute to under-performance in adverse markets. We generally stay fully invested to maximize income distribution.

(10.) Source: (C) 2008 Morningstar. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The BC U.S. Treasury Index is the U.S. Treasury component of the U.S. Government index and covers public obligations of the U.S. Treasury with a remaining maturity of one year or more.


                             12 | Semiannual Report

MANAGER'S DISCUSSION

The mixture of our value-oriented philosophy of investing primarily for income and a positively sloping municipal yield curve favored the use of longer-term bonds. Consequently, we sought to remain fully invested in bonds that ranged from 15 to 30 years in maturity with good call features. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

Thank you for your participation in Franklin California Tax-Free Income Fund. We look forward to serving your future investment needs.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF SEPTEMBER 30, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                             Semiannual Report | 13

Performance Summary

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FKTFX)                    CHANGE   9/30/08   3/31/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$0.38    $6.61     $6.99
DISTRIBUTIONS (4/1/08-9/30/08)
Dividend Income                  $0.1626

CLASS B (SYMBOL: FCABX)                    CHANGE   9/30/08   3/31/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$0.38    $6.60     $6.98
DISTRIBUTIONS (4/1/08-9/30/08)
Dividend Income                  $0.1427

CLASS C (SYMBOL: FRCTX)                    CHANGE   9/30/08   3/31/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$0.38    $6.60     $6.98
DISTRIBUTIONS (4/1/08-9/30/08)
Dividend Income                  $0.1432

ADVISOR CLASS (SYMBOL: FCAVX)              CHANGE   9/30/08   3/31/08
-----------------------------              ------   -------   -------
Net Asset Value (NAV)                      -$0.38    $6.60     $6.98
DISTRIBUTIONS (4/1/08-9/30/08)
Dividend Income                  $0.1653


                             14 | Semiannual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN INCLUDES MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                      6-MONTH          1-YEAR   5-YEAR    10-YEAR
-------                                      -------          ------   ------   ---------
Cumulative Total Return(1)                    -3.22%          -4.43%   +16.28%   +45.05%
Average Annual Total Return(2)                -7.33%          -8.47%    +2.17%    +3.34%
   Distribution Rate(3)                                4.73%
   Taxable Equivalent Distribution Rate(4)             8.02%
   30-Day Standardized Yield(5)                        4.21%
   Taxable Equivalent Yield(4)                         7.14%
   Total Annual Operating Expenses(6)                  0.57%

                                                                                INCEPTION
CLASS B                                      6-MONTH          1-YEAR   5-YEAR    (1/1/99)
-------                                      -------          ------   ------   ---------
Cumulative Total Return(1)                    -3.50%          -4.99%   +13.05%   +37.99%
Average Annual Total Return(2)                -7.28%          -8.64%    +2.15%    +3.36%
   Distribution Rate(3)                                4.35%
   Taxable Equivalent Distribution Rate(4)             7.38%
   30-Day Standardized Yield(5)                        3.79%
   Taxable Equivalent Yield(4)                         6.43%
   Total Annual Operating Expenses(6)                  1.13%

CLASS C                                      6-MONTH          1-YEAR   5-YEAR    10-YEAR
-------                                      -------          ------   ------   ---------
Cumulative Total Return(1)                   -3.49%           -4.97%   +13.09%   +36.98%
Average Annual Total Return(2)               -4.44%           -5.88%    +2.49%    +3.20%
   Distribution Rate(3)                                4.36%
   Taxable Equivalent Distribution Rate(4)             7.40%
   30-Day Standardized Yield(5)                        3.79%
   Taxable Equivalent Yield(4)                         6.43%
   Total Annual Operating Expenses(6)                  1.13%

ADVISOR CLASS(7)                             6-MONTH          1-YEAR   5-YEAR    10-YEAR
----------------                             -------          ------   ------   ---------
Cumulative Total Return(1)                    -3.19%          -4.36%   +16.80%   +45.74%
Average Annual Total Return(2)                -3.19%          -4.36%    +3.15%    +3.84%
   Distribution Rate(3)                                5.04%
   Taxable Equivalent Distribution Rate(4)             8.55%
   30-Day Standardized Yield(5)                        4.48%
   Taxable Equivalent Yield(4)                         7.60%
   Total Annual Operating Expenses(6)                  0.48%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236.


                             Semiannual Report | 15

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(3.) Distribution rate is based on an annualization of the respective class's
     September dividend and the maximum offering price (NAV for Classes B, C and Advisor) per share on 9/30/08.

(4.) Taxable equivalent distribution rate and yield assume the published rates as of 6/27/08 for the maximum combined effective federal and California personal income tax rate of 41.05%, based on the federal income tax rate of 35.00%.

(5.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 9/30/08.

(6.) Figures are as stated in the Fund's prospectus current as of the date of this report.

(7.) Effective 10/1/01, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 10/1/01, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 9/30/01, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 10/1/01 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +26.98% and +3.47%.


                             16 | Semiannual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             Semiannual Report | 17

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 4/1/08      VALUE 9/30/08   PERIOD* 4/1/08-9/30/08
                                           -----------------   --------------   ----------------------
CLASS A
Actual                                           $1,000           $  967.80            $2.76
Hypothetical (5% return before expenses)         $1,000           $1,022.26            $2.84
CLASS B
Actual                                           $1,000           $  965.00            $5.52
Hypothetical (5% return before expenses)         $1,000           $1,019.45            $5.67
CLASS C
Actual                                           $1,000           $  965.10            $5.52
Hypothetical (5% return before expenses)         $1,000           $1,019.45            $5.67
ADVISOR CLASS
Actual                                           $1,000           $  968.10            $2.32
Hypothetical (5% return before expenses)         $1,000           $1,022.71            $2.38

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.56%; B: 1.12%; C: 1.12%; and Advisor:
     0.47%), multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.


                             18 | Semiannual Report

Franklin California Tax-Free Income Fund

FINANCIAL HIGHLIGHTS

                                        SIX MONTHS ENDED                            YEAR ENDED MARCH 31,
                                       SEPTEMBER 30, 2008 -----------------------------------------------------------------------
CLASS A                                   (UNAUDITED)         2008           2007          2006            2005           2004
-------                                ------------------ -----------    -----------    -----------    -----------    -----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
the period)
Net asset value, beginning of
   period ...........................     $      6.99     $      7.35    $      7.26    $      7.27    $      7.32    $      7.24
                                          -----------     -----------    -----------    -----------    -----------    -----------
Income from investment operations(a):
   Net investment income(b) .........            0.16            0.33           0.33           0.33           0.34           0.35
   Net realized and unrealized gains
      (losses) ......................           (0.38)          (0.37)          0.10             --          (0.04)          0.07
                                          -----------     -----------    -----------    -----------    -----------    -----------
Total from investment
   operations .......................           (0.22)          (0.04)          0.43           0.33           0.30           0.42
                                          -----------     -----------    -----------    -----------    -----------    -----------
Less distributions from:
   Net investment income ............           (0.16)          (0.32)         (0.33)         (0.33)         (0.34)         (0.34)
   Net realized gains ...............              --              --          (0.01)         (0.01)         (0.01)            --
                                          -----------     -----------    -----------    -----------    -----------    -----------
Total distributions .................           (0.16)          (0.32)         (0.34)         (0.34)         (0.35)         (0.34)
                                          -----------     -----------    -----------    -----------    -----------    -----------
Redemption fees(c) ..................              --(d)           --(d)          --(d)          --(d)          --(d)          --
                                          -----------     -----------    -----------    -----------    -----------    -----------
Net asset value, end of period ......     $      6.61     $      6.99    $      7.35    $      7.26    $      7.27    $      7.32
                                          ===========     ===========    ===========    ===========    ===========    ===========

Total return(e) .....................           (3.22)%         (0.53)%         6.01%          4.64%          4.16%          6.04%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses ............................            0.56%           0.57%          0.58%          0.58%          0.57%          0.58%
Net investment income ...............            4.64%           4.53%          4.52%          4.55%          4.76%          4.80%
SUPPLEMENTAL DATA
Net assets, end of period
   (000's) ..........................     $12,520,800     $12,803,225    $12,949,083    $12,418,764    $12,270,603    $12,784,815
Portfolio turnover rate .............            4.51%          14.13%          8.02%          8.82%          8.46%         11.57%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 19

Franklin California Tax-Free Income Fund

                                        SIX MONTHS ENDED                     YEAR ENDED MARCH 31,
                                       SEPTEMBER 30, 2008 --------------------------------------------------------
CLASS B                                    (UNAUDITED)      2008        2007        2006        2005        2004
-------                                ------------------ --------    --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
the period)
Net asset value, beginning of period       $   6.98       $   7.34    $   7.26    $   7.26    $   7.31    $   7.23
                                           --------       --------    --------    --------    --------    --------
Income from investment operations(a):
   Net investment income(b) .........          0.14           0.29        0.29        0.29        0.30        0.30
   Net realized and unrealized gains
      (losses) ......................         (0.38)         (0.37)       0.09        0.01       (0.04)       0.08
                                           --------       --------    --------    --------    --------    --------
Total from investment operations ....         (0.24)         (0.08)       0.38        0.30        0.26        0.38
                                           --------       --------    --------    --------    --------    --------
Less distributions from:
   Net investment income ............         (0.14)         (0.28)      (0.29)      (0.29)      (0.30)      (0.30)
   Net realized gains ...............            --             --       (0.01)      (0.01)      (0.01)         --
                                           --------       --------    --------    --------    --------    --------
Total distributions .................         (0.14)         (0.28)      (0.30)      (0.30)      (0.31)      (0.30)
                                           --------       --------    --------    --------    --------    --------
Redemption fees(c) ..................            --(d)          --(d)       --(d)       --(d)       --(d)       --
                                           --------       --------    --------    --------    --------    --------
Net asset value, end of period ......      $   6.60       $   6.98    $   7.34    $   7.26    $   7.26    $   7.31
                                           ========       ========    ========    ========    ========    ========
Total return(e) .....................         (3.50)%        (1.10)%      5.28%       4.20%       3.57%       5.44%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses ............................          1.12%          1.13%       1.14%       1.14%       1.14%       1.15%
Net investment income ...............          4.08%          3.97%       3.96%       3.99%       4.19%       4.23%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...      $172,349       $205,192    $289,147    $331,385    $358,856    $394,728
Portfolio turnover rate .............          4.51%         14.13%       8.02%       8.82%       8.46%      11.57%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             20 | Semiannual Report

Franklin California Tax-Free Income Fund

                                        SIX MONTHS ENDED                      YEAR ENDED MARCH 31,
                                       SEPTEMBER 30, 2008 --------------------------------------------------------
CLASS C                                    (UNAUDITED)      2008        2007        2006        2005        2004
-------                                ------------------ --------    --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
the period)
Net asset value, beginning of period        $   6.98      $   7.34    $   7.25    $   7.26    $   7.31    $   7.23
                                            --------      --------    --------    --------    --------    --------
Income from investment operations(a):
   Net investment income(b) .........           0.14          0.29        0.29        0.29        0.30        0.30
   Net realized and unrealized gains
      (losses) ......................          (0.38)        (0.37)       0.10          --       (0.04)       0.08
                                            --------      --------    --------    --------    --------    --------
Total from investment operations ....          (0.24)        (0.08)       0.39        0.29        0.26        0.38
                                            --------      --------    --------    --------    --------    --------
Less distributions from:
   Net investment income ............          (0.14)        (0.28)      (0.29)      (0.29)      (0.30)      (0.30)
   Net realized gains ...............             --            --       (0.01)      (0.01)      (0.01)         --
                                            --------      --------    --------    --------    --------    --------
Total distributions .................          (0.14)        (0.28)      (0.30)      (0.30)      (0.31)      (0.30)
                                            --------      --------    --------    --------    --------    --------
Redemption fees(c) ..................             --(d)         --(d)       --(d)       --(d)       --(d)       --
                                            --------      --------    --------    --------    --------    --------
Net asset value, end of period ......       $   6.60      $   6.98    $   7.34    $   7.25    $   7.26    $   7.31
                                            ========      ========    ========    ========    ========    ========
Total return(e) .....................          (3.49)%       (1.09)%      5.43%       4.06%       3.57%       5.46%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses ............................           1.12%         1.13%       1.14%       1.14%       1.14%       1.15%
Net investment income ...............           4.08%         3.97%       3.96%       3.99%       4.19%       4.23%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...       $848,421      $750,678    $631,184    $546,815    $494,254    $523,545
Portfolio turnover rate .............           4.51%        14.13%       8.02%       8.82%       8.46%      11.57%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 21

Franklin California Tax-Free Income Fund

                                        SIX MONTHS ENDED                     YEAR ENDED MARCH 31,
                                       SEPTEMBER 30, 2008 -----------------------------------------------------
ADVISOR CLASS                              (UNAUDITED)      2008        2007        2006       2005       2004
-------------                          ------------------ --------    --------    -------    -------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
the period)
Net asset value, beginning of period       $   6.98       $   7.34    $   7.25    $  7.26    $  7.31    $  7.23
                                           --------       --------    --------    -------    -------    -------
Income from investment operations(a):
   Net investment income(b) .........          0.17           0.33        0.34       0.34       0.35       0.35
   Net realized and unrealized gains
      (losses) ......................         (0.38)         (0.36)       0.10         --      (0.05)      0.08
                                           --------       --------    --------    -------    -------    -------
Total from investment operations ....         (0.21)         (0.03)       0.44       0.34       0.30       0.43
                                           --------       --------    --------    -------    -------    -------
Less distributions from:
   Net investment income ............         (0.17)         (0.33)      (0.34)     (0.34)     (0.34)     (0.35)
   Net realized gains ...............            --             --       (0.01)     (0.01)     (0.01)        --
                                           --------       --------    --------    -------    -------    -------
Total distributions .................         (0.17)         (0.33)      (0.35)     (0.35)     (0.35)     (0.35)
                                           --------       --------    --------    -------    -------    -------
Redemption fees(c) ..................            --(d)          --(d)       --(d)      --(d)      --(d)      --
                                           --------       --------    --------    -------    -------    -------
Net asset value, end of period ......      $   6.60       $   6.98    $   7.34    $  7.25    $  7.26    $  7.31
                                           ========       ========    ========    =======    =======    =======
Total return ........................         (3.19)%        (0.44)%      6.11%      4.73%      4.26%      6.13%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses ............................          0.47%          0.48%       0.49%      0.49%      0.49%      0.50%
Net investment income ...............          4.73%          4.62%       4.61%      4.64%      4.84%      4.88%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...      $217,654       $178,796    $122,456    $65,655    $42,389    $14,096
Portfolio turnover rate .............          4.51%         14.13%       8.02%      8.82%      8.46%     11.57%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             22 | Semiannual Report

Franklin California Tax-Free Income Fund

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2008 (UNAUDITED)

                                                                                               PRINCIPAL AMOUNT        VALUE
                                                                                               ----------------   ---------------
    MUNICIPAL BONDS 97.3%
    CALIFORNIA 89.4%
    ABAG Finance Authority for Nonprofit Corps. COP,
       Butte Valley-Tulelake Rural Health, California Mortgage Insured, 6.65%, 10/01/22 ....   $        730,000   $       731,548
       California Mortgage Insured, 6.125%, 3/01/21 ........................................          3,875,000         3,882,091
       Episcopal Home Foundation, Refunding, 5.125%, 7/01/13 ...............................          6,000,000         5,941,080
       Episcopal Home Foundation, Refunding, 5.125%, 7/01/18 ...............................         20,625,000        19,494,956
       Home for Jewish Parents, California Mortgage Insured, 5.625%, 5/15/22 ...............          5,000,000         5,057,300
       Lytton Gardens Inc., Refunding, California Mortgage Insured, 6.00%, 2/15/30 .........          5,000,000         5,058,300
       Odd Fellows Home, California Mortgage Insured, 6.00%, 8/15/24 .......................          5,525,000         5,561,962
       Rhoda Haas Goldman Plaza, California Mortgage Insured, 5.125%, 5/15/23 ..............          5,000,000         4,827,650
    ABAG Finance Authority for Nonprofit Corps. MFHR, Palo Alto Gardens Apartments,
       Series A, 5.45%, 4/01/39 ............................................................          5,500,000         4,677,915
    ABAG Finance Authority for Nonprofit Corps. Revenue, San Diego Hospital Assn.,
       Series A, 6.125%, 8/15/20 ...........................................................         23,525,000        23,868,465
       Series C, 5.375%, 3/01/21 ...........................................................          5,000,000         4,852,250
    ABAG Revenue Tax Allocation, RDA Pool, Series A6, FSA Insured, 5.375%, 12/15/25 ........          2,830,000         2,875,563
    ABAG Water and Wastewater Revenue, Pooled Financing Program, Refunding, Series A,
       FSA Insured, 5.30%, 10/01/21 ........................................................          5,450,000         5,563,687
    Alameda Corridor Transportation Authority Revenue,
       AMBAC Insured, zero cpn. to 10/01/12, 5.30% thereafter, 10/01/22 ....................         81,685,000        60,726,263
       AMBAC Insured, zero cpn. to 10/01/12, 5.30% thereafter, 10/01/23 ....................         70,015,000        51,395,911
       AMBAC Insured, zero cpn. to 10/01/12, 5.40% thereafter, 10/01/24 ....................         43,770,000        32,078,158
       AMBAC Insured, zero cpn. to 10/01/12, 5.45% thereafter, 10/01/25 ....................         32,960,000        24,052,560
       Refunding, AMBAC Insured, zero cpn., 10/01/29 .......................................         20,000,000         4,919,200
       Refunding, AMBAC Insured, zero cpn., 10/01/30 .......................................         41,665,000         9,635,865
       senior lien, Series A, MBIA Insured, 5.00%, 10/01/29 ................................         24,490,000        22,293,737
    Alameda County COP, Alameda County Medical Center Project, MBIA Insured, ETM,
       5.00%, 6/01/23 ......................................................................         19,195,000        18,592,661
       5.30%, 6/01/26 ......................................................................          7,000,000         7,009,520
       5.00%, 6/01/28 ......................................................................          8,925,000         9,048,165
    Alhambra USD, GO, Election of 2004, Series A, FGIC Insured, 5.00%, 8/01/29 .............         13,025,000        11,672,614
    Alvord USD, GO,
       Election of 2007, Series A, FSA Insured, 5.00%, 8/01/32 .............................         11,625,000        10,525,275
       Series A, FGIC Insured, ETM, 5.375%, 8/01/27 ........................................          6,100,000         6,216,815
    Anaheim PFA Lease Revenue, Capital Appreciation, Public Improvements Project, Series C,
       FSA Insured, zero cpn.,
       9/01/24 .............................................................................         26,855,000        10,597,789
       9/01/26 .............................................................................         29,430,000        10,207,795
       9/01/27 .............................................................................         22,860,000         7,432,700
       9/01/28 .............................................................................         14,425,000         4,394,144
       9/01/29 .............................................................................         24,810,000         7,076,308
       9/01/32 .............................................................................         13,665,000         3,225,487
       9/01/33 .............................................................................         37,070,000         8,197,660
       9/01/34 .............................................................................         24,970,000         5,197,256
       3/01/37 .............................................................................         16,080,000         2,860,793
    Anaheim PFAR,
       Distribution System, second lien, MBIA Insured, 5.00%, 10/01/29 .....................          4,325,000         4,047,465
       Distribution System, second lien, MBIA Insured, 5.00%, 10/01/34 .....................          5,500,000         5,065,005
       Electric System Distribution Facilities, MBIA Insured, 4.50%, 10/01/37 ..............         20,030,000        16,264,560


                             Semiannual Report | 23

Franklin California Tax-Free Income Fund

                                                                                               PRINCIPAL AMOUNT        VALUE
                                                                                               ----------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Anaheim UHSD, GO,
       Capital Appreciation, Series A, FSA Insured, zero cpn., 8/01/26 .....................   $      8,570,000   $     2,961,449
       Series A, FSA Insured, Pre-Refunded, 5.00%, 8/01/25 .................................          3,900,000         4,172,649
    Antelope Valley Community College District GO, Election of 2004, Series B, MBIA Insured,
       5.25%, 8/01/39 ......................................................................         14,900,000        14,413,068
    Antioch PFA, Reassessment Revenue, sub. lien, Refunding, Sub Series B, 5.60%,
       9/02/09 .............................................................................          1,205,000         1,225,208
    Arcadia Hospital Revenue, Methodist Hospital of Southern California,
       6.50%, 11/15/12 .....................................................................          1,430,000         1,432,717
       6.625%, 11/15/22 ....................................................................          3,750,000         3,757,313
    Bakersfield City School District GO, Series A, FSA Insured, 5.00%, 11/01/31 ............          8,390,000         7,716,451
    Baldwin Park PFAR Tax Allocation, Refunding, Series A, 7.75%, 8/01/19 ..................          4,560,000         4,571,354
    Baldwin Park USD, GO, Capital Appreciation, Election of 2006, FSA Insured, zero cpn.,
       8/01/36 .............................................................................         11,410,000         1,842,943
    Bay Area Toll Authority Toll Bridge Revenue, San Francisco Bay Area, Refunding,
       Series F, 5.00%, 4/01/31 ............................................................         36,255,000        33,984,712
       Series F1, 5.00%, 4/01/39 ...........................................................         25,000,000        22,989,000
       Series F1, 5.50%, 4/01/43 ...........................................................         18,000,000        17,354,160
       Series F1, 5.125%, 4/01/47 ..........................................................         33,585,000        30,203,326
    Belmont-Redwood Shores School District GO, Election of 2005, Series A, FSA Insured,
       5.00%, 8/01/32 ......................................................................         10,000,000         9,357,300
    Beverly Hills USD, GO, Election of 2002, Series B, 5.00%, 8/01/30 ......................          8,590,000         8,204,910
    Bonita USD, GO, Election of 2004, Series A, MBIA Insured, 5.00%, 8/01/27 ...............          5,100,000         4,942,359
    Brentwood 1915 Act Revenue, Infrastructure Financing, Reassessment, Refunding, Series A,
       FSA Insured, 5.80%, 9/02/17 .........................................................          5,085,000         5,143,833
    Byron USD, GO, Series A, FGIC Insured, 5.00%, 8/01/31 ..................................          5,145,000         4,632,146
    Calexico USD, GO, MBIA Insured, Pre-Refunded, 5.25%, 8/01/33 ...........................          4,285,000         4,679,391
    California Counties Lease Financing Authority COP, CSAC Financing Corp., Amador
       County Project, ETM, 7.70%, 10/01/09 ................................................            725,000           742,429
    California County Tobacco Securitization Agency Tobacco Revenue,
       Asset-Backed, Alameda County, 5.875%, 6/01/35 .......................................          7,500,000         6,233,400
       Asset-Backed, Golden Gate Corp., Series A, Pre-Refunded, 6.00%, 6/01/43 .............         10,000,000        10,970,500
       Asset-Backed, Kern County Corp., Series A, 6.125%, 6/01/43 ..........................         28,135,000        23,559,405
       Asset-Backed, Kern County Corp., Series B, 6.25%, 6/01/37 ...........................         19,460,000        16,807,213
       Asset-Backed, Merced Funding Corp., Series A, Pre-Refunded, 5.875%, 6/01/43 .........         10,235,000        11,221,552
       Asset-Backed, Sonoma County Corp., Series A, Pre-Refunded, 5.875%, 6/01/43 ..........         30,000,000        32,891,700
       Asset-Backed, Stanislaus Funding, Series A, 5.875%, 6/01/43 .........................          8,690,000         6,999,187
       Tobacco Settlement Asset-Backed, Gold Country Settlement Funding Corp., Pre-Refunded,
          6.00%, 6/01/38 ...................................................................         10,000,000        11,025,100
    California Educational Facilities Authority Revenue,
       Loyola Marymount University, MBIA Insured, Pre-Refunded, zero cpn., 10/01/32 ........          8,435,000         1,906,226
       Loyola Marymount University, MBIA Insured, Pre-Refunded, zero cpn., 10/01/33 ........          8,435,000         1,787,292
       Loyola Marymount University, MBIA Insured, Pre-Refunded, zero cpn., 10/01/34 ........          8,435,000         1,675,697
       Loyola Marymount University, MBIA Insured, Pre-Refunded, zero cpn., 10/01/35 ........          8,435,000         1,571,103
       Loyola Marymount University, MBIA Insured, Pre-Refunded, zero cpn., 10/01/36 ........          8,435,000         1,473,004
       Loyola Marymount University, MBIA Insured, Pre-Refunded, zero cpn., 10/01/37 ........          8,435,000         1,381,063
       Loyola Marymount University, MBIA Insured, Pre-Refunded, zero cpn., 10/01/38 ........          8,435,000         1,294,857


                             24 | Semiannual Report

Franklin California Tax-Free Income Fund

                                                                                               PRINCIPAL AMOUNT        VALUE
                                                                                               ----------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    California Educational Facilities Authority Revenue, (continued)
       Loyola Marymount University, MBIA Insured, Pre-Refunded, zero cpn., 10/01/39 ........   $      8,435,000   $     1,214,050
       Loyola Marymount University, Refunding, MBIA Insured, zero cpn., 10/01/26 ...........          7,620,000         2,517,648
       Loyola Marymount University, Refunding, MBIA Insured, zero cpn., 10/01/27 ...........          7,365,000         2,275,564
       Loyola Marymount University, Refunding, MBIA Insured, zero cpn., 10/01/28 ...........          4,120,000         1,189,691
       Loyola Marymount University, Refunding, MBIA Insured, zero cpn., 10/01/30 ...........          5,685,000         1,431,369
       Loyola Marymount University, Refunding, MBIA Insured, zero cpn., 10/01/31 ...........          7,615,000         1,816,863
       Loyola Marymount University, Refunding, MBIA Insured, zero cpn., 10/01/32 ...........          7,615,000         1,707,131
       Occidental College, Refunding, Series A, MBIA Insured, 5.00%, 10/01/36 ..............          7,275,000         6,768,223
       Pepperdine University, Refunding, Series A, AMBAC Insured, 5.00%, 12/01/35 ..........          7,720,000         7,112,359
       Pepperdine University, Refunding, Series B, AMBAC Insured, 5.00%, 12/01/32 ..........          5,000,000         4,558,150
       Pooled College and University, Series B, Pre-Refunded, 6.75%, 6/01/30 ...............         11,495,000        12,400,691
       Santa Clara University, Refunding, AMBAC Insured, zero cpn., 9/01/26 ................          5,800,000         1,897,238
       Stanford University, Refunding, Series O, 5.125%, 1/01/31 ...........................         21,250,000        21,389,825
       Stanford University, Series T-1, 5.00%, 3/15/39 .....................................         43,000,000        42,012,720
       Stanford University, Series T-3, 5.00%, 3/15/26 .....................................         25,360,000        25,418,074
       University of Southern California, Series A, 4.50%, 10/01/33 ........................          5,000,000         4,240,200
    California Health Facilities Financing Authority Revenue,
       Casa Colina, 6.125%, 4/01/32 ........................................................         10,300,000         9,755,027
       Catholic Healthcare West, Refunding, Series A, 5.00%, 7/01/18 .......................         26,345,000        25,513,552
       Catholic Healthcare West, Refunding, Series A, 5.00%, 7/01/28 .......................        117,175,000        98,412,939
       Catholic Healthcare West, Refunding, Series A, MBIA Insured, 5.75%, 7/01/15 .........         12,500,000        12,651,625
       Catholic Healthcare West, Refunding, Series A, MBIA Insured, 5.00%, 7/01/17 .........          3,390,000         3,429,663
       Catholic Healthcare West, Refunding, Series A, MBIA Insured, 5.125%, 7/01/24 ........          7,825,000         7,917,178
       Catholic Healthcare West, Series G, 5.25%, 7/01/23 ..................................          3,000,000         2,760,150
       Cedars-Sinai Medical Center, Series A, MBIA Insured, 5.125%, 8/01/17 ................          8,355,000         8,449,411
       Cedars-Sinai Medical Center, Series B, MBIA Insured, 5.25%, 8/01/27 .................         52,500,000        53,096,400
       County Program, Series B, 7.20%, 1/01/12 ............................................          1,775,000         1,778,976
       Enloe Health System, Refunding, Series A, FSA Insured, Pre-Refunded, 5.00%,
          11/15/18 .........................................................................          5,000,000         5,053,400
       Enloe Health System, Refunding, Series A, FSA Insured, Pre-Refunded, 5.00%,
          11/15/28 .........................................................................         25,390,000        25,261,019
       Families First, Refunding, Series A, California Mortgage Insured, 6.00%, 12/01/25 ...         11,365,000        11,608,893
       Feedback Foundation Inc., Series A, California Mortgage Insured, 6.50%, 12/01/22 ....          1,395,000         1,397,664
       Health Facility, Valleycare, Series A, California Mortgage Insured, Pre-Refunded,
          5.25%, 5/01/22 ...................................................................          5,000,000         5,366,550
       Hospital of the Good Samaritan, Refunding, 7.00%, 9/01/21 ...........................         67,900,000        68,085,367
       Insured Health Facility, Help Group, Series A, California Mortgage Insured, 6.10%,
          8/01/25 ..........................................................................         12,905,000        13,219,753
       Kaiser Permanente, Series A, ETM, 5.40%, 5/01/28 ....................................         46,000,000        46,107,180
       Kaiser Permanente, Series A, FSA Insured, ETM, 5.00%, 6/01/20 .......................         32,295,000        33,004,198
       Kaiser Permanente, Series A, FSA Insured, ETM, 5.00%, 6/01/24 .......................        136,775,000       139,778,579
       Kaiser Permanente, Series A, zero cpn., 10/01/11 ....................................         13,970,000        12,335,091
       Kaiser Permanente, Series B, ETM, 5.25%, 10/01/16 ...................................          7,515,000         7,695,811
       Kaiser Permanente, Series B, ETM, 5.00%, 10/01/18 ...................................         38,260,000        38,698,842
       Kaiser Permanente, Series B, ETM, 5.00%, 10/01/20 ...................................         38,020,000        38,456,089
       Kaiser Permanente, Series B, ETM, 5.40%, 5/01/28 ....................................         80,000,000        80,186,400


                             Semiannual Report | 25

Franklin California Tax-Free Income Fund

                                                                                               PRINCIPAL AMOUNT        VALUE
                                                                                               ----------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    California Health Facilities Financing Authority Revenue, (continued)
       Lucile Salter Packard Hospital, Series C, AMBAC Insured, 5.00%, 8/15/26 .............   $      6,000,000   $     5,661,360
       Marshall Hospital, Refunding, Series A, California Mortgage Insured, 5.30%,
          11/01/28 .........................................................................          5,500,000         5,308,710
       Northern California Presbyterian, Refunding, 5.40%, 7/01/28 .........................          6,340,000         5,569,817
       Paradise Valley Estates, Refunding, California Mortgage Insured, 5.125%, 1/01/22 ....          6,610,000         6,408,659
       Paradise Valley Estates, Refunding, California Mortgage Insured, 5.25%, 1/01/26 .....          5,000,000         4,791,600
       Pomona Valley Hospital, Refunding, Series A, MBIA Insured, 5.625%, 7/01/19 ..........          8,500,000         8,602,510
       Small Facilities Program, Refunding, Series A, FGIC Insured, 5.00%, 4/01/25 .........         10,915,000         9,550,734
       Southern California, Series A, California Mortgage Insured, 5.50%, 12/01/22 .........          3,070,000         3,085,811
       Sutter Health, Refunding, Series A, FSA Insured, 5.25%, 8/15/27 .....................          1,815,000         1,835,582
       Sutter Health, Refunding, Series A, MBIA Insured, 5.35%, 8/15/28 ....................          6,170,000         6,102,624
       Sutter Health, Series A, 5.00%, 8/15/38 .............................................         35,300,000        30,539,089
       Sutter Health, Series A, 5.00%, 11/15/42 ............................................         40,000,000        33,886,800
       Sutter Health, Series A, 5.25%, 11/15/46 ............................................         75,390,000        65,653,381
       Sutter Health, Series A, FSA Insured, 5.00%, 8/15/37 ................................         61,000,000        56,195,640
       Sutter Health, Series A, MBIA Insured, 5.375%, 8/15/30 ..............................         10,600,000        10,712,148
       Sutter Health, Series A, MBIA Insured, Pre-Refunded, 5.35%, 8/15/28 .................            480,000           496,570
       The Episcopal Home, California Mortgage Insured, 5.30%, 2/01/32 .....................         28,150,000        26,462,970
       The Help Group, Refunding, California Mortgage Insured, 5.40%, 8/01/22 ..............          7,420,000         7,504,736
       University of California San Francisco-Stanford Health Care, Refunding, Series B,
          AMBAC Insured, 5.00%, 11/15/28 ...................................................         25,000,000        22,620,750
       University of California San Francisco-Stanford Health Care, Refunding, Series B,
          FSA Insured, 5.00%, 11/15/31 .....................................................         26,920,000        25,136,012
       University of California San Francisco-Stanford Health Care, Series A, FSA Insured,
          Pre-Refunded, 5.00%, 11/15/31 ....................................................          5,750,000         5,821,300
    California HFAR,
       Class 1, Series B-1, AMBAC Insured, 5.65%, 8/01/28 ..................................          1,580,000         1,453,158
       Home Mortgage, Capital Appreciation, Series A, zero cpn., 8/01/16 ...................            575,000           267,617
       Home Mortgage, Series K, 4.75%, 8/01/36 .............................................          5,000,000         3,781,950
       Home Mortgage, Series N, AMBAC Insured, zero cpn. to 2/01/10, 6.30% thereafter,
          8/01/31 ..........................................................................          2,605,000         2,413,428
       MFHR II, Series A, AMBAC Insured, 6.25%, 2/01/37 ....................................          1,235,000         1,236,741
       MFHR III, Series B, MBIA Insured, 5.50%, 8/01/39 ....................................         11,950,000        10,631,317
    California Infrastructure and Economic Development Bank Revenue,
       Bay Area Toll Bridges, first lien, Series A, AMBAC Insured, Pre-Refunded, 5.00%,
          7/01/33 ..........................................................................          5,000,000         4,855,200
       Bay Area Toll Bridges, first lien, Series A, FGIC Insured, Pre-Refunded, 5.00%,
          7/01/29 ..........................................................................         50,985,000        50,017,815
       J. Paul Getty Trust, Mandatory Put 4/01/09, Refunding, Series A1, 1.70%, 10/01/47 ...         17,600,000        17,526,960
       Kaiser Hospital Assistance I LLC, Series B, 5.50%, 8/01/31 ..........................         10,000,000         9,174,600
       Kaiser Hospital Assistance II LLC, Series A, 5.55%, 8/01/31 .........................         34,000,000        31,400,020
    California Municipal Finance Authority COP, Community Hospitals of Central California,
       5.25%,
       2/01/37 .............................................................................         37,100,000        29,794,268
       2/01/46 .............................................................................         90,650,000        70,490,346


                             26 | Semiannual Report

Franklin California Tax-Free Income Fund

                                                                                               PRINCIPAL AMOUNT        VALUE
                                                                                               ----------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    California PCFA, PCR,
       Pacific Gas and Electric Co., Refunding, Series A, MBIA Insured, 5.35%, 12/01/16 ....   $     31,500,000   $    31,007,340
       San Diego Gas and Electric Co., Series A, 5.85%, 6/01/21 ............................         32,535,000        32,548,665
    California Resource Efficiency Financing Authority COP, Capital Improvements Program,
       AMBAC Insured,
       5.625%, 4/01/22 .....................................................................            325,000           328,718
       5.75%, 4/01/27 ......................................................................            475,000           480,467
    California State Department of Veteran Affairs Home Purchase Revenue,
       Refunding, Series A, 5.40%, 12/01/28 ................................................          9,580,000         8,882,959
       Refunding, Series B, 5.50%, 12/01/18 ................................................          2,500,000         2,489,025
       Series A, 5.20%, 12/01/27 ...........................................................         17,110,000        15,533,485
       Series B, 5.20%, 12/01/28 ...........................................................          3,620,000         3,620,036
    California State Department of Water Resources Central Valley Project Revenue,
       Water System,
       Refunding, Series Q, MBIA Insured, 5.375%, 12/01/27 .................................         19,885,000        19,932,127
       Refunding, Series S, 5.00%, 12/01/29 ................................................         24,085,000        22,935,182
       Refunding, Series U, 5.00%, 12/01/29 ................................................         11,945,000        11,245,381
       Refunding, Series Y, FGIC Insured, 5.00%, 12/01/25 ..................................         19,725,000        19,170,333
       Series U, Pre-Refunded, 5.00%, 12/01/29 .............................................             55,000            55,751
       Series Y, FGIC Insured, Pre-Refunded, 5.00%, 12/01/25 ...............................            275,000           296,266
    California State Department of Water Resources Power Supply Revenue, Series A,
       Pre-Refunded,
       5.25%, 5/01/20 ......................................................................         50,000,000        54,202,500
       5.375%, 5/01/21 .....................................................................         22,000,000        23,941,720
       5.375%, 5/01/22 .....................................................................         34,020,000        37,022,605
    California State GO,
       5.00%, 2/01/22 ......................................................................          7,000,000         6,800,570
       6.00%, 5/01/24 ......................................................................          2,565,000         2,568,514
       5.125%, 4/01/25 .....................................................................          5,000,000         4,851,100
       5.20%, 4/01/26 ......................................................................         17,000,000        16,561,910
       5.25%, 4/01/27 ......................................................................              5,000             4,856
       5.25%, 4/01/34 ......................................................................             20,000            19,056
       5.00%, 8/01/34 ......................................................................        100,000,000        91,851,000
       AMBAC Insured, 5.90%, 3/01/25 .......................................................            210,000           211,579
       AMBAC Insured, 5.00%, 4/01/31 .......................................................             20,000            18,725
       AMBAC Insured, Pre-Refunded, 5.00%, 4/01/31 .........................................         29,980,000        32,412,277
       FGIC Insured, 6.00%, 8/01/19 ........................................................            905,000           910,910
       FGIC Insured, 5.625%, 10/01/26 ......................................................          6,345,000         6,352,424
       FSA Insured, 5.50%, 4/01/19 .........................................................            540,000           543,688
       FSA Insured, 5.50%, 3/01/20 .........................................................            415,000           417,162
       FSA Insured, Pre-Refunded, 5.50%, 9/01/29 ...........................................         30,000,000        31,195,500
       MBIA Insured, 5.00%, 10/01/23 .......................................................          2,180,000         2,084,669
       MBIA Insured, 6.00%, 8/01/24 ........................................................            990,000           996,237
       Pre-Refunded, 5.25%, 9/01/23 ........................................................         19,750,000        20,591,350
       Pre-Refunded, 5.25%, 10/01/23 .......................................................          9,250,000         9,753,015
       Pre-Refunded, 5.00%, 2/01/27 ........................................................         46,000,000        48,936,180


                             Semiannual Report | 27

Franklin California Tax-Free Income Fund

                                                                                               PRINCIPAL AMOUNT        VALUE
                                                                                               ----------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    California State GO, (continued)
       Pre-Refunded, 5.25%, 4/01/27 ........................................................   $      4,995,000   $     5,449,345
       Pre-Refunded, 5.00%, 2/01/29 ........................................................         13,000,000        13,829,790
       Pre-Refunded, 5.25%, 2/01/29 ........................................................            310,000           332,227
       Pre-Refunded, 5.25%, 4/01/29 ........................................................          5,580,000         6,087,557
       Pre-Refunded, 5.25%, 2/01/30 ........................................................            140,000           150,038
       Pre-Refunded, 5.25%, 4/01/32 ........................................................          9,835,000        10,574,100
       Pre-Refunded, 5.25%, 4/01/34 ........................................................         19,980,000        21,797,381
       Principal EAGLES I Program, Series 6, zero cpn., 3/01/09 ............................          5,000,000         4,947,500
       Principal EAGLES II Program, Series 3, zero cpn., 3/01/09 ...........................          7,500,000         7,421,250
       Principal MUNI RAES, Series 8, zero cpn., 4/01/09 ...................................          9,000,000         8,876,250
       Refunding, 5.25%, 9/01/23 ...........................................................          1,250,000         1,315,175
       Refunding, 5.625%, 9/01/24 ..........................................................            255,000           256,063
       Refunding, 5.25%, 2/01/29 ...........................................................         53,690,000        51,737,295
       Refunding, 5.25%, 2/01/30 ...........................................................         29,860,000        28,673,662
       Refunding, 5.25%, 4/01/32 ...........................................................            165,000           157,920
       Refunding, AMBAC Insured, 5.00%, 4/01/23 ............................................          6,250,000         6,074,250
       Refunding, MBIA Insured, 5.00%, 10/01/32 ............................................          5,000,000         4,579,750
       Refunding, Series BR, 5.30%, 12/01/29 ...............................................         13,000,000        13,008,840
       Various Purpose, 5.125%, 4/01/24 ....................................................         10,000,000         9,744,400
       Various Purpose, 5.25%, 12/01/26 ....................................................            145,000           141,182
       Various Purpose, 5.00%, 11/01/37 ....................................................         10,000,000         9,050,100
       Various Purpose, Pre-Refunded, 5.25%, 12/01/26 ......................................         12,770,000        13,997,325
       Various Purpose, Refunding, 5.00%, 6/01/32 ..........................................         48,750,000        44,668,650
       Various Purpose, Refunding, 5.25%, 3/01/38 ..........................................         61,545,000        58,283,730
       Various Purpose, Refunding, FSA Insured, 5.00%, 6/01/32 .............................         20,000,000        18,718,600
       Various Purpose, Refunding, MBIA Insured, 5.00%, 6/01/37 ............................         35,000,000        31,687,950
    California State Local Government Finance Authority Revenue, Marin Valley Mobile,
       Series A, FSA Insured, 5.85%, 10/01/27 ..............................................          5,955,000         6,025,924
    California State Public Works Board Lease Revenue,
    California Science Center, Series A, 5.25%, 10/01/22 ...................................          8,645,000         8,745,196
       Department of Corrections, Series C, 5.00%, 6/01/24 .................................         12,225,000        11,502,258
       Department of Corrections, Series C, 5.00%, 6/01/25 .................................          4,810,000         4,459,062
       Department of Corrections, Series C, 5.25%, 6/01/28 .................................         25,475,000        23,927,394
       Department of Mental Health, Coalinga, Series A, 5.00%, 6/01/25 .....................         12,000,000        11,013,000
       Department of Mental Health, Coalinga, Series A, 5.125%, 6/01/29 ....................         56,500,000        52,580,595
       Trustees of California State University, Refunding, Series A, 5.00%, 10/01/19 .......          7,500,000         7,580,100
       Various California Community Colleges Projects, Refunding, Series A, 5.90%,
          4/01/17 ..........................................................................          8,320,000         8,416,346
    California State University at Channel Islands Financing Authority Revenue, East Campus
       Community, Series A, MBIA Insured, Pre-Refunded, 5.00%, 9/01/31 .....................         11,000,000        11,678,040
    California State University Revenue, Systemwide,
       Refunding, Series A, FSA Insured, 5.00%, 11/01/34 ...................................          5,000,000         4,619,300
       Refunding, Series C, MBIA Insured, 5.00%, 11/01/30 ..................................         15,490,000        14,184,967
       Series A, AMBAC Insured, 5.00%, 11/01/35 ............................................         15,925,000        14,399,544
       Series A, FSA Insured, 5.00%, 11/01/29 ..............................................         10,000,000         9,378,800
    California Statewide CDA,
       Assisted Living Facilities Revenue, Hollenbeck Palms/Magnolia, Series A, Radian
          Insured, 4.60%, 2/01/37 ..........................................................          5,010,000         3,796,778
       COP, Catholic Healthcare West, 6.50%, 7/01/20 .......................................          2,415,000         2,596,874


                             28 | Semiannual Report

Franklin California Tax-Free Income Fund

                                                                                               PRINCIPAL AMOUNT        VALUE
                                                                                               ----------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    California Statewide CDA, (continued)
       COP, Catholic Healthcare West, Pre-Refunded, 6.50%, 7/01/20 .........................   $      5,575,000   $     6,002,435
       COP, Children's Hospital, Los Angeles, 5.25%, 8/15/29 ...............................         37,685,000        32,534,968
       COP, Kaiser Permanente, ETM, 5.30%, 12/01/15 ........................................         32,200,000        33,337,304
       COP, MBIA Insured, 5.00%, 4/01/18 ...................................................          7,000,000         6,713,840
       COP, MBIA Insured, 5.125%, 4/01/23 ..................................................          6,000,000         5,198,220
       COP, Refunding, FSA Insured, 5.50%, 8/15/31 .........................................          9,000,000         8,987,760
       COP, The Internext Group, 5.375%, 4/01/17 ...........................................          8,700,000         8,454,747
       COP, The Internext Group, 5.375%, 4/01/30 ...........................................         67,480,000        55,962,514
       MFHR, Borregas Court Project, Series J, GNMA Secured, 6.30%, 3/20/39 ................          7,138,000         7,290,468
    California Statewide CDA Revenue,
       5.50%, 10/01/33 .....................................................................         45,465,000        40,432,934
       Catholic Healthcare West, Refunding, Series L, Assured Guaranty, 5.25%, 7/01/41 .....         13,000,000        12,080,900
       Catholic Healthcare West, Series A, 5.50%, 7/01/30 ..................................         10,000,000         9,054,900
       Catholic Healthcare West, Series E, 5.50%, 7/01/31 ..................................         15,000,000        13,649,550
       CHF, Irvine LLC, UCI East Campus, 5.50%, 5/15/26 ....................................          9,500,000         8,792,535
       CHF, Irvine LLC, UCI East Campus, 6.00%, 5/15/40 ....................................         59,000,000        54,760,260
       Daughters of Charity Health, Refunding, Series A, 5.25%, 7/01/24 ....................          6,000,000         5,376,000
       Daughters of Charity Health, Refunding, Series A, 5.25%, 7/01/30 ....................          5,000,000         4,225,950
       Daughters of Charity Health, Refunding, Series A, 5.25%, 7/01/35 ....................         13,900,000        11,556,043
       Daughters of Charity Health, Refunding, Series A, 5.00%, 7/01/39 ....................         22,685,000        17,831,771
       Daughters of Charity Health, Refunding, Series H, 5.25%, 7/01/25 ....................          3,875,000         3,428,058
       East Campus Apartments LLC, Series A, ACA Insured, 5.50%, 8/01/22 ...................         11,000,000        10,427,670
       East Campus Apartments LLC, Series A, ACA Insured, 5.625%, 8/01/34 ..................         25,000,000        22,050,500
       Enloe Medical Center, California Mortgage Insured, 6.25%, 8/15/33 ...................         20,000,000        20,100,400
       Enloe Medical Center, California Mortgage Insured, 5.75%, 8/15/38 ...................         36,500,000        34,275,325
       Health Facility, Adventist Health, Series A, 5.00%, 3/01/30 .........................          6,300,000         5,267,430
       Henry Mayo Newhall Memorial Hospital, California Mortgage Insured, 5.00%,
          10/01/37 .........................................................................          5,000,000         4,239,000
       Huntington Memorial Hospital, Refunding, 5.00%, 7/01/27 .............................         22,000,000        18,973,460
       Huntington Memorial Hospital, Refunding, 5.00%, 7/01/35 .............................         50,000,000        41,221,000
       Insured Health Facility, Jewish Home, California Mortgage Insured, 5.50%, 11/15/33 ..         20,400,000        19,910,400
       Kaiser Permanente, Refunding, Series A, 4.75%, 4/01/33 ..............................         24,590,000        20,238,308
       Kaiser Permanente, Refunding, Series A, BHAC Insured, 5.00%, 4/01/31 ................         10,000,000         9,399,000
       Kaiser Permanente, Series A, 5.50%, 11/01/32 ........................................         27,000,000        24,903,990
       Kaiser Permanente, Series B, 5.00%, 3/01/41 .........................................         17,980,000        15,072,634
       Kaiser Permanente, Series B, 5.25%, 3/01/45 .........................................        156,640,000       135,622,045
       Lodi Memorial Hospital, Series A, California Mortgage Insured, 5.00%, 12/01/37 ......         20,000,000        16,965,800
       Los Angeles Orthopedic Hospital Foundation, AMBAC Insured, 5.75%, 6/01/30 ...........         10,000,000        10,065,700
       Mission Community, California Mortgage Insured, 5.375%, 11/01/21 ....................          7,670,000         7,816,420
       Mission Community, California Mortgage Insured, 5.375%, 11/01/26 ....................          9,755,000         9,821,822
       Refunding, California Mortgage Insured, 5.50%, 1/01/28 ..............................          3,615,000         3,576,609
       Series B, 5.625%, 8/15/42 ...........................................................         51,000,000        48,098,610
       St. Joseph Health System, Series B, FGIC Insured, 5.75%, 7/01/47 ....................         30,275,000        28,490,894
       St. Joseph Health System, Series E, FSA Insured, 5.25%, 7/01/47 .....................         15,300,000        13,897,449
       Stovehaven Apartments Project, Series A, ACA Insured, 5.875%, 7/01/32 ...............          4,945,000         4,082,988
       Sutter Health, Refunding, Series A, 5.00%, 11/15/43 .................................        103,300,000        87,175,903


                             Semiannual Report | 29

Franklin California Tax-Free Income Fund

                                                                                               PRINCIPAL AMOUNT        VALUE
                                                                                               ----------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    California Statewide CDA Revenue, (continued)
       Sutter Health, Series B, 5.25%, 11/15/48 ............................................   $     15,000,000   $    12,989,700
       Sutter Health, Series C, 5.00%, 11/15/38 ............................................         23,925,000        20,657,802
    California Statewide CDA Revenue COP,
       Capital Appreciation, Hospital, Triad Health Care, California Mortgage Insured, ETM,
          zero cpn., 8/01/09 ...............................................................          6,450,000         6,308,358
       Capital Appreciation, Hospital, Triad Health Care, California Mortgage Insured, ETM,
          zero cpn., 8/01/10 ...............................................................          6,745,000         6,383,131
       Capital Appreciation, Hospital, Triad Health Care, California Mortgage Insured, ETM,
          zero cpn., 8/01/11 ...............................................................          3,115,000         2,833,311
       CHFCLP Insured Health Facilities, Unihealth, Series A, AMBAC Insured, Pre-Refunded,
          ETM, 5.75%, 10/01/25 .............................................................         24,545,000        27,083,198
       Southern California Development Corp., California Mortgage Insured, 6.10%,
          12/01/15 .........................................................................          1,895,000         1,898,297
    California Statewide CDA Water and Wastewater Revenue, Pooled Financing Program,
       Series A, FSA Insured, 5.25%, 10/01/24 ..............................................          3,925,000         3,941,014
       Series A, FSA Insured, 5.00%, 10/01/29 ..............................................          1,095,000         1,057,715
       Series A, FSA Insured, Pre-Refunded, 5.25%, 10/01/24 ................................          1,075,000         1,182,532
       Series A, FSA Insured, Pre-Refunded, 5.00%, 10/01/29 ................................          1,905,000         2,073,764
       Series B, FSA Insured, Pre-Refunded, 5.65%, 10/01/26 ................................          3,485,000         3,672,598
       Series B, FSA Insured, Pre-Refunded, 5.65%, 10/01/26 ................................          1,515,000         1,530,332
    California Valley HFAR, Home Mortgage, MBIA Insured, 5.65%, 2/01/27 ....................          4,980,000         4,615,962
    Camarillo Community Development Commission Tax Allocation, Camarillo Corridor Project,
       Refunding, AMBAC Insured, 5.00%, 9/01/36 ............................................          7,800,000         6,489,834
    Campbell RDA Tax Allocation, Central Campbell Redevelopment Project, Series A, 6.00%,
       10/01/33 ............................................................................          5,000,000         5,047,100
    Campbell USD,
       GO, Series A, FGIC Insured, 5.00%, 8/01/28 ..........................................          5,205,000         4,890,878
       GO, Series E, FSA Insured, 5.00%, 8/01/29 ...........................................          6,260,000         6,009,162
       Series B, FGIC Insured, zero cpn., 8/01/20 ..........................................          5,000,000         2,577,900
       Series B, FGIC Insured, zero cpn., 8/01/21 ..........................................          6,280,000         2,982,372
    Capistrano University School CFD Special Tax, Number 90-2 Talega,
       5.875%, 9/01/33 .....................................................................          5,785,000         5,227,442
       6.00%, 9/01/33 ......................................................................          7,100,000         6,586,954
    Centinela Valley UHSD, GO, Refunding, Series A, MBIA Insured, 5.50%, 8/01/33 ...........         15,630,000        14,381,007
    Central California Joint Powers Health Financing Authority COP, Community Hospitals of
       Central California,
       6.00%, 2/01/20 ......................................................................          5,000,000         5,280,750
       Pre-Refunded, 5.625%, 2/01/21 .......................................................          6,750,000         7,242,952
       Pre-Refunded, 6.00%, 2/01/30 ........................................................         34,960,000        36,923,004
       Pre-Refunded, 5.75%, 2/01/31 ........................................................         18,070,000        19,440,248
(a) Cerritos Community College District GO, Election of 2004, Series B, MBIA Insured, 5.00%,
       8/01/31 .............................................................................         16,580,000        15,533,802
    Cerritos PFAR Tax Allocation, Redevelopment Project, Refunding, Series A, AMBAC Insured,
       5.00%, 11/01/22 .....................................................................          6,675,000         5,967,250
    Chabot-Las Positas Community College District GO,
       Capital Appreciation Bonds, Series C, AMBAC Insured, zero cpn., 8/01/38 .............         52,010,000         7,469,156
       Capital Appreciation Bonds, Series C, AMBAC Insured, zero cpn., 8/01/39 .............         54,045,000         7,358,227
       Capital Appreciation Bonds, Series C, AMBAC Insured, zero cpn., 8/01/40 .............         56,165,000         7,265,504


                             30 | Semiannual Report

Franklin California Tax-Free Income Fund

                                                                                               PRINCIPAL AMOUNT        VALUE
                                                                                               ----------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Chabot-Las Positas Community College District GO, (continued)
       Capital Appreciation Bonds, Series C, AMBAC Insured, zero cpn., 8/01/41 .............   $     58,365,000   $     7,058,079
       Election of 2004, Series B, AMBAC Insured, 5.00%, 8/01/31 ...........................         11,500,000        10,503,640
       Series B, AMBAC Insured, 5.00%, 8/01/30 .............................................         17,330,000        15,989,178
    Chaffey UHSD, GO,
       Series B, 5.00%, 8/01/25  ...........................................................          6,510,000         6,329,152
       Series C, FSA Insured, 5.00%, 5/01/27 ...............................................          6,980,000         6,847,240
    Chico RDA Tax Allocation, Chico Amended and Merged Redevelopment Project,
       AMBAC Insured, 5.00%, 4/01/32 .......................................................          5,000,000         4,401,150
    Chino Valley USD, GO, Election of 2002, Series D, FGIC Insured, 5.00%, 8/01/31 .........         23,825,000        21,450,124
    Chula Vista COP, Cops Phase I, MBIA Insured, 5.00%, 3/01/34 ............................         10,360,000         9,401,078
    Chula Vista IDR,
       Adjustment, San Diego Gas and Electric Co., Series B, 5.50%, 12/01/21 ...............         14,000,000        13,421,520
       Daily, San Diego Gas and Electric Co., Series A, 5.30%, 7/01/21 .....................          8,500,000         8,246,530
    Claremont RDA Tax Allocation, Consolidated Redevelopment Project, Refunding, 5.50%,
       8/01/23  ............................................................................          4,950,000         4,910,004
    Colton Joint USD, GO, Election of 2001, Series B, FGIC Insured, 5.00%, 8/01/27 .........          7,000,000         6,430,620
    Colusa County COP, ABAG Finance Corp., Series B, 7.00%, 2/01/18  .......................          1,305,000         1,307,819
    Commerce Joint Powers Financing Authority Revenue, Redevelopment Projects, Series B,
       Radian Insured, 5.125%, 8/01/35  ....................................................          8,025,000         6,647,348
    Compton USD, GO,
       AMBAC Insured, 5.00%, 6/01/29 .......................................................          5,660,000         5,144,600
       Election of 2002, Series C, AMBAC Insured, 5.00%, 6/01/31 ...........................          5,000,000         4,502,900
    Contra Costa Community College District GO, Election of 2002, FGIC Insured, 5.00%,
       8/01/26  ............................................................................         11,700,000        11,590,254
    Contra Costa County COP, Merrithew Memorial Hospital Project, ETM, zero cpn.,
       11/01/15 ............................................................................          6,810,000         5,116,762
    Contra Costa Home Mortgage Finance Authority HMR, Pre-Refunded, zero cpn., 9/01/17 .....          8,615,000         3,295,065
    Contra Costa Home Mortgage Finance Authority HMR, Pre-Refunded, zero cpn., 9/01/17 .....          7,700,000         3,199,812
    Contra Costa Home Mortgage Finance Authority HMR, Pre-Refunded, zero cpn., 9/01/17 .....          7,135,000         2,848,934
    Contra Costa Home Mortgage Finance Authority HMR, Pre-Refunded, zero cpn., 9/01/17 .....          6,275,000         2,713,122
    Contra Costa Transportation Authority Revenue, Sales Tax, Series A, FGIC Insured, ETM,
       6.50%, 3/01/09  .....................................................................            535,000           544,346
    Corcoran Hospital District Revenue, Series A, California Mortgage Insured, 6.55%,
       7/01/12  ............................................................................            500,000           501,305
    Corona COP, Corona Community Hospital Project, Pre-Refunded, 9.425%, 9/01/20 ...........         13,880,000        15,393,614
    Corona-Norco USD,
       GO, Election of 2006, Series A, FSA Insured, 5.00%, 8/01/31  ........................          5,130,000         4,754,022
       PFA Special Tax Revenue, Series A, 5.40%, 9/01/35  ..................................          7,140,000         5,973,824
    Coronado CDA Tax Allocation, Coronado Community Development Project, Refunding,
       MBIA Insured, 5.00%, 9/01/34 ........................................................          6,115,000         5,629,897
    CSAC Finance Corp. COP, Sutter County, Health Facilities Program, 7.80%, 1/01/21 .......          1,935,000         1,943,746
    Cudahy RDA Tax Allocation, Refunding, Series C, 6.00%, 10/01/27 ........................          6,365,000         6,286,901
    Daly City Housing Development Finance Agency Mobile Home Park Revenue,
       Senior Franciscan Mobile, Refunding, Series A, 5.00%, 12/15/47 ......................         20,645,000        16,657,418
    Delano UHSD, GO,
       Election of 2005, Series A, XLCA Insured, 5.00%, 8/01/31 ............................          5,160,000         4,361,077
       Refunding, Series A, MBIA Insured, 5.15%, 2/01/32  ..................................          8,520,000         7,280,766


                                 Semiannual Report | 31

Franklin California Tax-Free Income Fund

                                                                                               PRINCIPAL AMOUNT        VALUE
                                                                                               ----------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Desert Community College District GO, Capital Appreciation Bonds, Series C, FSA Insured,
       zero cpn., 8/01/46 ..................................................................   $    396,230,000   $   36,560,142
    Desert Sands USD, GO, Election of 2001, FSA Insured, Pre-Refunded, 5.00%, 6/01/29 ......         16,425,000       17,793,695
    Downey USD, GO, Election of 2002, Series C, FSA Insured, Pre-Refunded, 5.00%,
       2/01/30 .............................................................................          4,860,000        5,295,456
    Duarte COP, Refunding, Series A, 5.25%,
       4/01/19 .............................................................................          5,000,000        4,909,100
       4/01/24 .............................................................................          5,000,000        4,586,750
       4/01/31 .............................................................................         12,500,000       10,835,500
    East Bay MUD Wastewater System Revenue, Refunding, Sub Series A, AMBAC Insured,
       5.00%, 6/01/37 ......................................................................         38,085,000       35,241,574
    East Bay MUD Water System Revenue,
       Refunding, Series A, FGIC Insured, 5.00%, 6/01/37 ...................................         99,545,000       93,078,557
       Sub Series A, MBIA Insured, 5.00%, 6/01/28 ..........................................          7,000,000        6,711,950
       Sub Series A, MBIA Insured, 5.00%, 6/01/29 ..........................................         27,495,000       26,232,430
       Sub Series A, MBIA Insured, 5.00%, 6/01/30 ..........................................         15,000,000       14,238,150
       Sub Series A, MBIA Insured, 5.00%, 6/01/35 ..........................................         21,985,000       20,630,284
    East Side UHSD Santa Clara County GO, Series F, FSA Insured, 5.00%, 8/01/35 ............         22,685,000       20,674,202
    Eastern Municipal Water District Water and Sewer Revenue COP, Series B, FGIC Insured,
       Pre-Refunded, 5.00%, 7/01/30 ........................................................         31,370,000       33,154,012
    El Camino Hospital District Revenue, Series A, ETM, 7.25%, 8/15/09 .....................          1,560,000        1,627,891
    El Centro Financing Authority Hospital Revenue, El Centro Regional Medical Center
       Project, California Mortgage Insured, 5.25%, 3/01/26 ................................          8,500,000        8,375,645
    El Dorado County Special Tax, CFD No. 1992-1,
       5.875%, 9/01/24 .....................................................................          4,475,000        4,039,806
       6.00%, 9/01/31 ......................................................................          8,850,000        7,846,410
       Refunding, 6.25%, 9/01/29 ...........................................................         19,750,000       18,151,830
    El Paso de Robles GO, Capital Appreciation, Series A, FGIC Insured, Pre-Refunded,
       zero cpn.,
       8/01/16 .............................................................................          2,050,000        1,391,991
       8/01/22 .............................................................................         11,485,000        5,545,762
       8/01/27 .............................................................................         11,495,000        4,174,869
    El Rancho USD, GO, Election of 2003, Series A, FGIC Insured, 5.00%, 8/01/28 ............          5,635,000        5,067,781
    Elk Grove USD, Special Tax, Capital Appreciation, CFD 1, MBIA Insured, zero cpn.,
       12/01/19 ............................................................................          2,775,000        1,516,149
       12/01/20 ............................................................................          2,765,000        1,405,864
       12/01/21 ............................................................................          4,195,000        1,906,753
       12/01/22 ............................................................................          4,195,000        1,766,347
       12/01/23 ............................................................................          4,195,000        1,646,412
       12/01/24 ............................................................................          4,200,000        1,540,770
    Emeryville PFAR,
       Housing Increment Loan, 6.20%, 9/01/25 ..............................................          3,115,000        3,120,825
    Shellmound Park Redevelopment and Housing Project, Refunding, Series B, MBIA Insured,
       5.00%, 9/01/28 ......................................................................         10,000,000        9,765,400
    Fairfield COP, Fairfield Water Financing, Series A, XLCA Insured, 5.00%, 4/01/42 .......         10,000,000        8,704,800
    Florin Resource Conservation District COP, Elk Grove Water Service, Refunding, Series A,
       MBIA Insured, 5.00%, 3/01/33 ........................................................          8,715,000        8,155,148


                             32 | Semiannual Report

Franklin California Tax-Free Income Fund

                                                                                               PRINCIPAL AMOUNT        VALUE
                                                                                               ----------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Fontana RDA Tax Allocation, Jurupa Hills Redevelopment Project, Refunding, Series A,
       5.50%, 10/01/27 .....................................................................   $     12,500,000   $    12,646,500
    Fontana USD, GO, Convertible Capital Appreciation, Series D, FGIC Insured, 5.80%,
       5/01/17 .............................................................................          4,685,000         4,823,301
    Foothill-De Anza Community College District GO,
       Capital Appreciation, zero cpn., 8/01/27 ............................................          5,205,000         1,700,786
       MBIA Insured, zero cpn., 8/01/26 ....................................................          5,290,000         1,843,882
    Foothill/Eastern Corridor Agency Toll Road Revenue,
       Capital Appreciation, Refunding, zero cpn., 1/15/21 .................................         51,180,000        22,833,445
       Capital Appreciation, Refunding, zero cpn., 1/15/25 .................................         57,000,000        18,591,690
       Capital Appreciation, Refunding, zero cpn., 1/15/30 .................................         98,460,000        21,361,882
       Capital Appreciation, Refunding, zero cpn., 1/15/31 .................................         14,635,000         2,974,271
       Capital Appreciation, Refunding, zero cpn., 1/15/32 .................................        100,000,000        18,752,000
       Capital Appreciation, Refunding, zero cpn., 1/15/33 .................................        132,460,000        23,061,286
       Capital Appreciation, Refunding, zero cpn., 1/15/34 .................................        100,000,000        16,161,000
       Capital Appreciation, Refunding, zero cpn., 1/15/35 .................................         20,000,000         2,999,800
       Capital Appreciation, Refunding, zero cpn., 1/15/36 .................................        182,160,000        25,353,029
       Capital Appreciation, Refunding, zero cpn., 1/15/37 .................................        170,615,000        22,029,809
       Capital Appreciation, Refunding, zero cpn., 1/15/38 .................................        160,560,000        19,230,271
       Capital Appreciation, Refunding, zero cpn. to 7/15/09, 5.80% thereafter, 1/15/20 ....         49,500,000        46,098,360
       Capital Appreciation, Refunding, zero cpn. to 7/15/09, 5.85% thereafter, 1/15/23 ....         10,000,000         8,996,600
       Capital Appreciation, Refunding, zero cpn. to 7/15/09, 5.875% thereafter, 1/15/26 ...         30,000,000        26,424,000
       Capital Appreciation, Refunding, zero cpn. to 7/15/09, 5.875% thereafter, 1/15/27 ...         80,835,000        68,280,516
       Capital Appreciation, Refunding, zero cpn. to 7/15/09, 5.875% thereafter, 1/15/28 ...         80,500,000        69,415,150
       Capital Appreciation, Refunding, zero cpn. to 7/15/09, 5.875% thereafter, 1/15/29 ...        112,230,000        95,834,319
       Capital Appreciation, senior lien, Series A, ETM, 7.05%, 1/01/09 ....................         10,000,000        10,118,200
       Capital Appreciation, senior lien, Series A, ETM, zero cpn., 1/01/22 ................         30,835,000        15,127,034
       Capital Appreciation, senior lien, Series A, ETM, zero cpn., 1/01/23 ................          5,765,000         2,661,643
       Capital Appreciation, senior lien, Series A, ETM, zero cpn., 1/01/24 ................         72,045,000        31,412,340
       Capital Appreciation, senior lien, Series A, ETM, zero cpn., 1/01/28 ................          2,000,000           687,060
       Capital Appreciation, senior lien, Series A, Pre-Refunded, 7.15%, 1/01/14 ...........          5,500,000         5,930,595
       Refunding, 5.75%, 1/15/40 ...........................................................        395,510,000       354,072,417
       senior lien, Series A, 5.00%, 1/01/35 ...............................................         15,955,000        12,809,312
       senior lien, Series A, ETM, zero cpn., 1/01/25 ......................................         20,660,000         8,503,656
       senior lien, Series A, ETM, zero cpn., 1/01/26 ......................................         23,475,000         9,102,431
       senior lien, Series A, ETM, zero cpn., 1/01/27 ......................................         15,000,000         5,485,950
       senior lien, Series A, ETM, zero cpn., 1/01/29 ......................................         35,310,000        11,384,650
       senior lien, Series A, Pre-Refunded, 7.10%, 1/01/12 .................................          8,000,000         8,621,440
    Fremont GO, Election of 2002, Fire Safety Project, Series B, FGIC Insured, 5.00%,
       8/01/34 .............................................................................          7,235,000         6,734,917
    Fremont USD Alameda County GO, Election 2002, Series B, FSA Insured, 5.00%,
       8/01/28 .............................................................................         10,000,000         9,396,500
    Glendale Community College District GO, FGIC Insured, zero cpn., 8/01/28 ...............         15,000,000         5,001,150
    Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue,
       Asset-Backed, Refunding, Series A, FGIC Insured, 5.00%, 6/01/45 .....................         20,000,000        16,035,800
       Asset-Backed, Senior Series A-1, 5.125%, 6/01/47 ....................................          5,000,000         3,303,400
       Asset-Backed, Senior Series A-1, 5.75%, 6/01/47 .....................................         77,500,000        57,096,575


                             Semiannual Report | 33

Franklin California Tax-Free Income Fund

                                                                                               PRINCIPAL AMOUNT        VALUE
                                                                                               ----------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue, (continued)
       Enhanced, Asset-Backed, Refunding, Series A, 5.00%, 6/01/45 .........................   $     64,000,000   $    50,476,160
       Enhanced, Asset-Backed, Refunding, Series A, AMBAC Insured, 5.00%, 6/01/30 ..........         34,150,000        29,192,444
       Enhanced, Asset-Backed, Refunding, Series A, Radian Insured, 5.00%, 6/01/45 .........         30,000,000        23,766,600
       Enhanced, Asset-Backed, Series A-3, Pre-Refunded, 5.50%, 6/01/33 ....................         15,000,000        15,980,100
       Enhanced, Asset-Backed, Series A-3, Pre-Refunded, 5.50%, 6/01/43 ....................         57,000,000        60,724,380
       Enhanced, Asset-Backed, Series B, Pre-Refunded, 5.625%, 6/01/38 .....................        138,000,000       147,744,180
       Enhanced, Series A, AMBAC Insured, 5.00%, 6/01/45 ...................................         14,085,000        11,158,419
       Series A-1, Pre-Refunded, 6.75%, 6/01/39 ............................................          5,290,000         5,914,590
    Hartnell Community College District GO, Election of 2002, Series A, MBIA Insured,
       Pre-Refunded, 5.00%, 8/01/27 ........................................................          5,020,000         5,397,755
    Hawaiian Gardens RDA Tax Allocation, Project No. 1, ETM, 8.00%, 12/01/10 ...............          2,360,000         2,488,998
    Hawthorne School District GO, Capital Appreciation, Election of 2004, Series C, Assured
       Guaranty, zero cpn., 8/01/48 ........................................................         37,665,000         2,766,118
    Helix Water District COP, Installment Purchase, Series A, FSA Insured, 5.25%, 4/01/24 ..          8,925,000         8,928,748
    Huntington Beach City and School District, Capital Appreciation, Election of 2002,
       Series A, FGIC Insured, zero cpn., 8/01/28 ..........................................         10,005,000         2,975,787
    Huntington Beach UHSD, GO, Election of 2004, FSA Insured, 5.00%,
       8/01/27 .............................................................................          3,530,000         3,380,222
       8/01/29 .............................................................................         11,000,000        10,389,280
    Imperial Irrigation District Electric Revenue, System, Refunding, BHAC Insured, 5.125%,
       11/01/38 ............................................................................          4,800,000         4,536,528
    Indio Water Authority Water Revenue, AMBAC Insured, 5.00%, 4/01/36 .....................         18,020,000        16,596,600
    Inland Empire Solid Waste Financing Authority Revenue, Landfill Improvement Financing
       Project, Series B, FSA Insured, ETM, 6.25%, 8/01/11 .................................          3,225,000         3,369,254
    Inland Empire Tobacco Securitization Authority Tobacco Settlement Revenue, Capital
       Appreciation, Series B, zero cpn. to 12/01/11, 5.75% thereafter, 6/01/26 ............         35,000,000        24,953,600
    Intercommunity Hospital Financing Authority COP, Northbay Healthcare System, Refunding,
       ACA Insured, 5.25%, 11/01/19 ........................................................         10,550,000         9,722,985
    Irvine 1915 Act GO,
       AD No. 00-18, Group 4, 5.375%, 9/02/26 ..............................................          2,500,000         2,204,725
       AD No. 03-19, Group 2, Refunding, 5.45%, 9/02/23 ....................................          2,000,000         1,835,220
       AD No. 03-19, Group 2, Refunding, 5.50%, 9/02/29 ....................................          4,295,000         3,762,978
    Irvine USD Financing Authority Special Tax, Series A,
       5.00%, 9/01/26 ......................................................................          3,000,000         2,544,570
       5.125%, 9/01/36 .....................................................................         11,180,000         9,310,704
    Kaweah Delta Health Care District GO, Election of 2003, MBIA Insured, 5.00%, 8/01/34 ...         16,500,000        14,742,255
    Kern Community College District COP, AMBAC Insured, 5.00%, 3/01/34 .....................         15,000,000        13,233,150
    Kern County Board of Education COP, Refunding, Series A, MBIA Insured, 5.20%,
       5/01/28 .............................................................................          3,150,000         3,022,866
    Kern High School District GO,
       Election of 1990, Series E, FGIC Insured, 5.125%, 8/01/33 ...........................          5,275,000         4,838,705
       Election of 2004, Series B, FSA Insured, 5.00%, 8/01/30 .............................         13,270,000        12,243,300
    La Mirada SFMR, MBS, Series A, 7.65%, 4/01/24 ..........................................            100,000           103,253
    La Palma Community Development Commission Tax Allocation, La Palma Community
       Development Project No. 1, Refunding, 6.10%, 6/01/22 ................................          2,210,000         2,213,691
    La Quinta RDA Tax Allocation, Redevelopment Project Area No. 1, AMBAC Insured, 5.125%,
       9/01/32 .............................................................................         10,825,000         9,640,745


                             34 | Semiannual Report

Franklin California Tax-Free Income Fund

                                                                                               PRINCIPAL AMOUNT        VALUE
                                                                                               ----------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Laguna Beach USD, CFD Special Tax No. 98-1, 5.375%, 9/01/34 ............................   $      5,375,000   $     4,475,763
    Lake Elsinore PFA Tax Allocation Revenue,
       Lake Elsinore Redevelopment Projects, Series A, FSA Insured, 5.80%, 9/01/25 .........          6,750,000         6,761,475
       Series A, 5.50%, 9/01/30 ............................................................         15,550,000        14,607,981
    Lancaster RDA, RMR, Los Angeles County, Series A, ETM, 10.125%, 9/01/16 ................              5,000             7,051
    Lemon Grove CDA Tax Allocation, 1998 Refunding, 5.75%, 8/01/28 .........................          8,115,000         8,157,523
    Local Medical Facilities Financing Authority COP, Insured California Health Clinic
       Project, California Mortgage Insured, 7.55%, 3/01/20 ................................            830,000           832,075
    Lodi Electric Systems Revenue COP, Capital Appreciation Bond, Series B, MBIA Insured,
       Pre-Refunded, zero cpn., 1/15/19 ....................................................          6,360,000         3,497,428
    Loma Linda Hospital Revenue, Loma Linda University Medical Center, Series A, 5.00%,
       12/01/23 ............................................................................          9,200,000         8,266,200
    Long Beach Bond Finance Authority Lease Revenue, Aquarium of The South Pacific,
       Refunding, AMBAC Insured, 5.00%, 11/01/26 ...........................................         20,000,000        17,781,000
    Long Beach Bond Finance Authority Natural Gas Purchase Revenue, Series A,
       5.50%, 11/15/28 .....................................................................          8,000,000         7,111,760
       5.00%, 11/15/29 .....................................................................         17,465,000        14,406,180
       5.50%, 11/15/30 .....................................................................          5,000,000         4,397,500
       5.00%, 11/15/35 .....................................................................         69,800,000        55,458,194
       5.50%, 11/15/37 .....................................................................         35,000,000        29,809,150
    Long Beach California Board Finance Authority Lease Revenue, Temple and Willow Facility,
       Refunding, Series B, MBIA Insured, 5.00%, 10/01/27 ..................................         14,935,000        13,878,797
    Los Angeles Community College District GO,
       Election of 2001, Series A, FGIC Insured, 5.00%, 8/01/32 ............................         21,500,000        20,325,670
       Series A, MBIA Insured, Pre-Refunded, 5.00%, 6/01/26 ................................         69,275,000        73,329,666
    Los Angeles COP, Department of Public Social Services, Series A, AMBAC Insured, 5.50%,
       8/01/24 .............................................................................          4,000,000         4,018,360
       8/01/31 .............................................................................          5,000,000         4,993,150
    Los Angeles County COP,
       Antelope Valley Courthouse, Series A, AMBAC Insured, Pre-Refunded, 5.25%,
          11/01/33 .........................................................................          8,000,000         8,444,240
       Insured Health Clinic Program, Refunding, Series F, California Mortgage Insured,
          5.875%, 1/01/21 ..................................................................          7,520,000         7,597,155
       Series 1992, California Mortgage Insured, 6.625%, 7/01/22 ...........................            875,000           877,319
    Los Angeles County Infrastructure and Economic Development Bank Revenue, County
       Department Public Social Services, AMBAC Insured, 5.00%, 9/01/35 ....................          7,765,000         7,080,748
    Los Angeles County MTA Sales Tax Revenue,
       Proposition A, Senior Series A, FSA Insured, Pre-Refunded, 5.00%, 7/01/24 ...........          5,000,000         5,337,500
       Proposition A, Series C, AMBAC Insured, Pre-Refunded, 5.00%, 7/01/26 ................             35,000            36,076
       Proposition C, Refunding, Series C, AMBAC Insured, 5.00%, 7/01/26 ...................         12,965,000        12,549,083
    Los Angeles County Sanitation Districts Financing Authority Revenue, Capital Projects,
       District No. 14, Sub Series B, FGIC Insured, 5.00%, 10/01/30 ........................          7,000,000         6,189,190
       District No. 14, Sub Series B, FGIC Insured, 5.00%, 10/01/34 ........................         30,820,000        26,927,742
       Series A, MBIA Insured, 5.00%, 10/01/34 .............................................          7,110,000         6,212,078
    Los Angeles CRDA,
       Financing Authority Revenue, Pooled Financing, Beacon Normandie, Series B, 6.625%,
          9/01/14 ..........................................................................            575,000           576,179
       MFHR, Angelus Plaza Project, Refunding, Series A, 6.40%, 7/01/23 ....................          4,915,000         4,633,076


                             Semiannual Report | 35

Franklin California Tax-Free Income Fund

                                                                                               PRINCIPAL AMOUNT        VALUE
                                                                                               ----------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Los Angeles CRDA Tax Allocation, Series G, ETM, 6.75%, 7/01/10 .........................   $      4,365,000   $     4,511,839
    Los Angeles Department of Airports Revenue, Los Angeles International Airport, Series C,
       5.125%, 5/15/33 .....................................................................         16,000,000        14,730,080
    Los Angeles Department of Water and Power Waterworks Revenue, System,
       Sub Series A-1, AMBAC Insured, 5.00%, 7/01/36 .......................................         14,385,000        13,243,694
       Sub Series A-1, AMBAC Insured, 5.00%, 7/01/38 .......................................         30,000,000        27,519,600
       Sub Series A-1, AMBAC Insured, 5.00%, 7/01/40 .......................................         17,000,000        15,516,070
       Sub Series A-2, AMBAC Insured, 5.00%, 7/01/44 .......................................         60,000,000        53,734,800
    Los Angeles Harbor Department Revenue, Refunding, Series A, AMBAC Insured, 5.00%,
       8/01/25 .............................................................................         15,000,000        14,421,150
    Los Angeles MFR, Housing, Refunding, Senior Series G, FSA Insured, 5.75%, 1/01/24 ......            275,000           274,992
    Los Angeles USD,
       COP, Administration Building Project, Series B, AMBAC Insured, 5.00%, 10/01/31 ......         28,210,000        26,426,282
       GO, Election of 2002, Series B, AMBAC Insured, 4.50%, 7/01/31 .......................         29,000,000        24,081,600
       GO, Election of 2004, Series F, FGIC Insured, 5.00%, 7/01/30 ........................            100,000            93,314
       GO, Election of 2004, Series G, AMBAC Insured, 5.00%, 7/01/30 .......................         13,815,000        12,891,329
       GO, Election of 2004, Series G, AMBAC Insured, 5.00%, 7/01/31 .......................          6,000,000         5,583,060
       GO, Election of 2004, Series H, FSA Insured, 5.00%, 7/01/32 .........................         33,575,000        31,744,155
       GO, Refunding, Series A-1, MBIA Insured, 4.50%, 1/01/28 .............................         40,000,000        33,958,800
       GO, Series A, MBIA Insured, Pre-Refunded, 5.00%, 1/01/28 ............................        170,250,000       183,243,480
       GO, Series G, AMBAC Insured, 5.00%, 7/01/24 .........................................         16,770,000        16,201,162
    Los Angeles Wastewater System Revenue, Refunding, Series A,
       FGIC Insured, 5.00%, 6/01/32 ........................................................          6,000,000         5,560,320
       FSA Insured, 4.875%, 6/01/29 ........................................................         34,335,000        31,056,351
       FSA Insured, 5.00%, 6/01/32 .........................................................         17,500,000        16,200,975
    Los Angeles Water and Power Revenue,
       Power System, Refunding, Series A, MBIA Insured, 5.00%, 7/01/24 .....................          2,000,000         1,932,160
       Power System, Series B, FSA Insured, 5.00%, 7/01/28 .................................         10,575,000        10,076,706
       Power System, Sub Series A-1, AMBAC Insured, 5.00%, 7/01/37 .........................         12,345,000        11,336,043
       Power System, Sub Series A-1, FSA Insured, 5.00%, 7/01/31 ...........................         10,000,000         9,268,000
       Power System, Sub Series A-1, FSA Insured, 5.00%, 7/01/35 ...........................         63,435,000        58,259,973
       Refunding, Series A, Sub Series A-2, 5.00%, 7/01/30 .................................          7,000,000         6,505,450
       Series A, Sub Series A-2, MBIA Insured, 5.00%, 7/01/23 ..............................          6,550,000         6,363,194
    Lynwood PFA Tax Allocation, Project Area A, Refunding, Series A, FSA Insured, 5.90%,
       9/01/28 .............................................................................          6,470,000         6,639,320
    M-S-R Public Power Agency San Juan Project Revenue, Series E, MBIA Insured, 6.00%,
       7/01/22 .............................................................................          6,330,000         6,504,012
    Madera County COP, Valley Children's Hospital, MBIA Insured,
       5.00%, 3/15/23 ......................................................................          8,500,000         8,145,210
       5.75%, 3/15/28 ......................................................................         27,500,000        27,574,525
(b) Madera-Chowchilla Power Authority Hydroelectric Revenue, Refunding, 8.00%, 1/01/14 .....          1,315,000         1,318,038
    Manhattan Beach COP, Metlox Public Improvements, 5.00%, 1/01/33 ........................          5,575,000         5,199,245
    Manteca Financing Authority Sewer Revenue, Series A, MBIA Insured, 5.00%, 12/01/33 .....          3,340,000         3,111,511
    Marysville Hospital Revenue, Fremont Rideout Health, Refunding, Series A, AMBAC Insured,
       5.00%, 1/01/22 ......................................................................          5,000,000         4,904,750
    Metropolitan Water District of Southern California Waterworks Revenue,
       Series A, 5.00%, 7/01/32 ............................................................         25,000,000        23,382,250
       Series A, 5.00%, 7/01/37 ............................................................         12,250,000        11,329,167
       Series B1, FGIC Insured, 5.00%, 10/01/33 ............................................          5,000,000         4,773,550


                             36 | Semiannual Report

Franklin California Tax-Free Income Fund

                                                                                               PRINCIPAL AMOUNT        VALUE
                                                                                               ----------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Milpitas RDA Tax Allocation, Redevelopment Project Area No. 1, MBIA Insured, ETM,
       5.40%, 1/15/17 ......................................................................   $     12,155,000   $    13,018,491
       5.50%, 1/15/24 ......................................................................         11,790,000        12,400,132
    Milpitas USD, FGIC Insured, Pre-Refunded, 5.875%, 9/01/24 ..............................         11,970,000        12,721,357
    Modesto High School District Stanislaus County GO, Capital Appreciation, Series A,
       FGIC Insured, zero cpn.,
          8/01/21 ..........................................................................          9,660,000         4,559,037
          8/01/23 ..........................................................................         10,815,000         4,386,131
          5/01/27 ..........................................................................         12,770,000         4,012,206
    Modesto Irrigation District COP, Refunding and Capital Improvements, Series B, 5.30%,
       7/01/22 .............................................................................          3,800,000         3,807,258
    Modesto Schools Infrastructure Financing Agency Special Tax, AMBAC Insured, 5.20%,
       9/01/37 .............................................................................          4,315,000         3,927,901
    Monterey Peninsula Community College District GO, Series C, FSA Insured, 5.00%,
       8/01/34 .............................................................................         10,000,000         9,207,300
    Moreno Valley USD, GO, Election of 2004, Series A, FSA Insured, zero cpn.,
       8/01/27 .............................................................................          6,315,000         2,167,940
       8/01/28 .............................................................................          6,625,000         2,136,430
    Murrieta Valley USD,
       GO, FSA Insured, 4.50%, 9/01/28 .....................................................          5,300,000         4,426,772
       PFA, Special Tax Revenue, Series A, FGIC Insured, 5.00%, 9/01/37 ....................          6,975,000         6,048,301
    Natomas USD, GO, Election of 2006, BHAC Insured, 5.00%, 8/01/32 ........................         16,450,000        15,225,791
    Needles PFAR Tax Allocation, Redevelopment Project, Series A, 7.50%, 8/15/22 ...........          1,385,000         1,388,269
    New Haven USD, GO, Capital Appreciation, Series C, FGIC Insured, zero cpn., 8/01/23 ....         14,700,000         6,848,730
    Norco RDA Tax Allocation, Area No. 1, Refunding, MBIA Insured, 5.125%, 3/01/30 .........          8,515,000         8,064,471
    Northern California Power Agency Multiple Capital Facilities Revenue, Refunding,
       Series A, AMBAC Insured, 5.00%, 8/01/25 .............................................         19,250,000        18,715,235
    Northern California Power Agency Public Power Revenue, Hydroelectric Project No. 1,
       Refunding, Series A, MBIA Insured,
          5.125%, 7/01/23 ..................................................................          6,270,000         6,338,970
          5.00%, 7/01/28 ...................................................................         12,510,000        11,592,892
          5.20%, 7/01/32 ...................................................................         12,930,000        13,070,937
    Oakland Revenue, 1800 Harrison Foundation,
       Series A, AMBAC Insured, Pre-Refunded, 6.00%, 1/01/29 ...............................         13,825,000        14,436,203
       Series B, AMBAC Insured, Pre-Refunded, 6.00%, 1/01/29 ...............................         13,470,000        14,065,509
    Oceanside USD, GO, Election of 2000, Series D, FGIC Insured, 5.00%,
       8/01/29 .............................................................................          5,755,000         5,229,281
       8/01/33 .............................................................................          5,590,000         5,009,311
    Orange County Airport Revenue, Refunding, MBIA Insured, 5.625%, 7/01/12 ................          5,000,000         5,060,300
    Orange County CFD No. 2003-1 Special Tax, Ladera Ranch, Series A,
       5.50%, 8/15/24 ......................................................................          1,100,000         1,019,711
       5.60%, 8/15/28 ......................................................................          3,250,000         2,994,615
       5.625%, 8/15/34 .....................................................................          5,000,000         4,478,050
    Orange County CFD No. 2004-1 Special Tax, Ladera Ranch, Series A,
       5.15%, 8/15/29 ......................................................................          6,405,000         5,535,777
       5.20%, 8/15/34 ......................................................................         11,000,000         9,304,350


                             Semiannual Report | 37

Franklin California Tax-Free Income Fund

                                                                                               PRINCIPAL AMOUNT        VALUE
                                                                                               ----------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Orange County Water District Revenue COP, Series B, MBIA Insured,
       5.00%, 8/15/28 ......................................................................   $     22,950,000   $    21,415,333
       5.00%, 8/15/34 ......................................................................         19,435,000        17,758,731
       ETM, 5.00%, 8/15/34 .................................................................          4,140,000         3,933,455
    Oxnard Harbor District Revenue, ACA Insured, 5.60%, 8/01/19 ............................         10,820,000        10,240,048
    Palmdale CRDA Tax Allocation,
       Merged Project, sub. lien, AMBAC Insured, 5.50%, 12/01/29 ...........................          3,055,000         2,915,234
       Merged Redevelopment Project, Refunding, MBIA Insured, 5.00%, 9/01/34 ...............          6,980,000         6,114,131
    Palo Verde Community College District COP, AMBAC Insured, 5.50%, 1/01/37 ...............         21,000,000        19,056,450
    Peralta Community College District GO, Election of 2000, Series C, MBIA Insured, 5.00%,
       8/01/31 .............................................................................          4,105,000         3,906,236
       8/01/34 .............................................................................          6,920,000         6,554,762
    Perris PFAR Tax Allocation, Series A, 5.75%, 10/01/31 ..................................          5,000,000         5,030,100
    Perris SFMR, Series A, GNMA Secured, ETM, zero cpn., 6/01/23 ...........................         19,095,000         8,222,689
    Perris Special Tax, CFD No. 91-1, 8.75%, 9/01/21 .......................................          5,005,000         5,048,694
    Port Hueneme RDA Tax Allocation, R-76 Project, Refunding, 6.50%, 5/01/23 ...............          2,390,000         2,393,705
    Port of Oakland Revenue, Series L, FGIC Insured, 5.375%, 11/01/27 ......................          5,000,000         4,314,050
    Porterville COP, Infrastructure Financing Project, AMBAC Insured, 5.00%,
       7/01/30 .............................................................................          7,420,000         6,798,056
       7/01/36 .............................................................................          6,535,000         5,904,176
    Poway COP, Royal Mobile Home Park Project, Refunding, FSA Insured,
       5.875%, 8/01/15 .....................................................................          6,250,000         6,298,625
       6.00%, 8/01/20 ......................................................................          5,400,000         5,436,720
       6.00%, 8/01/28 ......................................................................         15,000,000        15,096,000
    Poway USD, GO, MBIA Insured, 5.00%, 8/01/27 ............................................          5,020,000         4,953,385
    Ramona USD, COP, Convertible Capital Appreciation Bonds, Refunding, FGIC Insured,
       zero cpn. to 5/01/12, 5.00% thereafter, 5/01/32 .....................................          5,500,000         3,782,350
    Rancho Mirage Joint Powers Financing Authority Revenue, Eisenhower Medical Center,
       Pre-Refunded, 5.625%, 7/01/34 .......................................................         10,000,000        11,102,000
       Refunding, Series A, 5.00%, 7/01/38 .................................................         14,000,000        11,492,180
       Series A, 5.00%, 7/01/47 ............................................................         60,000,000        48,531,600
    Rancho Water District Financing Authority Revenue, AMBAC Insured, ETM, zero cpn.,
       8/15/16 .............................................................................          8,605,000         6,171,678
       8/15/17 .............................................................................         13,605,000         9,193,171
       8/15/18 .............................................................................         13,605,000         8,610,877
    Redding California Electricity System Revenue COP, Series A, FGIC Insured, 5.00%,
       6/01/35 .............................................................................         12,725,000        11,254,499
    Redondo Beach PFAR, Wastewater System Financing Project, Series A, MBIA Insured,
       5.00%, 5/01/34 ......................................................................          5,060,000         4,760,853
    Rialto RDA Tax Allocation, Series A, 6.25%, 9/01/37 ....................................         13,525,000        13,623,327
    Rialto USD, GO, Series A, FGIC Insured, zero cpn., 6/01/19 .............................         13,985,000         7,899,567
    Richmond Joint Powers Financing Authority Revenue, Lease, Series A, MBIA Insured,
       Pre-Refunded, 5.00%,
       2/01/26 .............................................................................          6,500,000         6,898,970
       2/01/31 .............................................................................          7,000,000         7,429,660
    Riverside Community College District GO, Election of 2004, Series C, MBIA Insured,
       5.00%, 8/01/32 ......................................................................          6,930,000         6,414,269


                             38 | Semiannual Report

Franklin California Tax-Free Income Fund

                                                                                               PRINCIPAL AMOUNT        VALUE
                                                                                               ----------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Riverside County Asset Leasing Corp. Leasehold Revenue, Riverside County Hospital
       Project,
       MBIA Insured, zero cpn., 6/01/23 ....................................................   $     14,160,000   $     5,638,654
       MBIA Insured, zero cpn., 6/01/24 ....................................................         13,005,000         4,826,806
       Series A, 6.50%, 6/01/12 ............................................................         20,125,000        21,644,840
    Riverside County COP, Capital Improvement, Family Law, Refunding, Series A, FGIC
       Insured, 5.00%,
       11/01/30 ............................................................................          9,905,000         8,817,233
       11/01/36 ............................................................................          6,345,000         5,558,664
    Riverside County Flood Control and Water Conservation District Elsinore Valley AD,
       Zone 3, 7.875%,
       9/01/09 .............................................................................            260,000           271,513
       9/01/10 .............................................................................            280,000           303,850
       9/01/11 .............................................................................            305,000           341,704
       9/01/12 .............................................................................            325,000           372,824
       9/01/13 .............................................................................            350,000           410,081
       9/01/14 .............................................................................            380,000           455,046
       9/01/15 .............................................................................            410,000           497,629
       9/01/16 .............................................................................            440,000           539,876
       9/01/17 .............................................................................            475,000           584,910
    Riverside County PFA, COP,
       5.75%, 5/15/19 ......................................................................          3,500,000         3,391,745
       5.80%, 5/15/29 ......................................................................         14,230,000        12,648,905
    Riverside County PFA Tax Allocation Revenue, Redevelopment Projects, Refunding,
       Series A, XLCA Insured, 5.00%, 10/01/35 .............................................         17,500,000        14,587,825
    Riverside County RDA Tax Allocation, Jurupa Valley Project Area, AMBAC Insured,
       Pre-Refunded,
       5.00%, 10/01/28 .....................................................................         14,035,000        15,182,642
       5.125%, 10/01/35 ....................................................................         17,035,000        18,488,767
    Riverside County SFMR, Capital Appreciation Mortgage,
       Series A, ETM, zero cpn., 9/01/14 ...................................................         20,220,000        16,101,995
       Series A, ETM, zero cpn., 11/01/20 ..................................................         25,055,000        12,934,393
       Series B, ETM, zero cpn., 6/01/23 ...................................................         26,160,000        10,687,145
    Riverside Electric Revenue, Issue D, FSA Insured, 5.00%, 10/01/33 ......................         10,000,000         9,415,600
    RNR School Financing Authority Special Tax, CFD No. 92-1, Series A, AMBAC Insured,
       5.00%, 9/01/36 ......................................................................         10,090,000         8,710,092
    Rocklin USD, GO,
       Capital Appreciation, Series A, FGIC Insured, zero cpn., 9/01/09 ....................          4,100,000         3,990,243
       Capital Appreciation, Series A, FGIC Insured, zero cpn., 9/01/10 ....................          4,595,000         4,324,492
       Capital Appreciation, Series A, FGIC Insured, zero cpn., 9/01/11 ....................          5,145,000         4,638,732
       Capital Appreciation, Series A, FGIC Insured, zero cpn., 9/01/12 ....................          5,760,000         4,942,886
       Capital Appreciation, Series A, FGIC Insured, zero cpn., 9/01/16 ....................         33,960,000        23,208,604
       Election of 2002, FGIC Insured, zero cpn., 8/01/25 ..................................          8,160,000         2,910,998
       Election of 2002, FGIC Insured, zero cpn., 8/01/26 ..................................          8,695,000         2,902,478
       Election of 2002, FGIC Insured, zero cpn., 8/01/27 ..................................          9,080,000         2,834,504
       Election of 2002, FGIC Insured, zero cpn., 8/01/28 ..................................         16,615,000         4,847,759
    Roseville City School District GO, Capital Appreciation, Series A, zero cpn.,
       8/01/11 .............................................................................          3,115,000         2,819,947
       8/01/17 .............................................................................         30,770,000        19,381,408


                             Semiannual Report | 39

Franklin California Tax-Free Income Fund

                                                                                               PRINCIPAL AMOUNT         VALUE
                                                                                               ----------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Roseville Electric System Revenue COP, FSA Insured, 5.00%,
       2/01/29 .............................................................................   $     10,000,000   $     9,426,900
       2/01/34 .............................................................................         17,000,000        15,778,550
    Roseville Joint UHSD,
       Capital Appreciation, Series A, zero cpn., 8/01/10 ..................................          1,820,000         1,716,788
       Capital Appreciation, Series A, zero cpn., 8/01/11 ..................................          1,965,000         1,778,875
       Capital Appreciation, Series A, zero cpn., 8/01/17 ..................................         18,155,000        11,424,941
       GO, Election of 2004, Series B, FGIC Insured, 5.00%, 8/01/30 ........................          8,375,000         7,564,216
    Roseville Natural Gas Financing Authority Gas Revenue, 5.00%, 2/15/26 ..................          5,000,000         4,274,400
    Sacramento Area Flood Control Agency Revenue, Consolidated, Capital Assessment District,
       Series A, FGIC Insured, 5.00%, 10/01/37 .............................................          8,715,000         7,851,605
    Sacramento City Financing Authority Revenue, Capital Improvement,
       AMBAC Insured, 5.00%, 12/01/33 ......................................................            485,000           445,550
       AMBAC Insured, Pre-Refunded, 5.00%, 12/01/33 ........................................          7,035,000         7,597,941
       Community Reinsurance Capital Program, Series A, AMBAC Insured, 5.00%,
          12/01/31 .........................................................................         16,915,000        15,442,042
       Community Reinsurance Capital Program, Series A, AMBAC Insured, 5.00%,
          12/01/36 .........................................................................         10,000,000         9,030,600
       Pre-Refunded, 5.625%, 6/01/30 .......................................................          6,000,000         6,373,740
       Series A, AMBAC Insured, Pre-Refunded, 5.00%, 12/01/32 ..............................         26,250,000        27,768,562
    Sacramento City USD, GO, Election of 1999, Series B, FGIC Insured, 5.00%, 7/01/30 ......          5,250,000         4,950,698
    Sacramento County Airport System Revenue,
       Senior Series A, FSA Insured, 5.00%, 7/01/41 ........................................         10,000,000         9,005,300
       Senior Series B, FSA Insured, 5.25%, 7/01/39 ........................................         20,000,000        16,881,800
    Sacramento County Sanitation District Financing Authority Revenue,
       AMBAC Insured, Pre-Refunded, 5.625%, 12/01/30 .......................................          5,000,000         5,375,000
       Sacramento Regional County of Sanitation, FGIC Insured, 5.00%, 12/01/36 .............         66,095,000        60,823,924
       Sacramento Regional County Sanitation District, Series A, AMBAC Insured,
          Pre-Refunded, 5.00%, 12/01/35 ....................................................         40,000,000        43,320,800
       Sanitation District 1, MBIA Insured, 5.00%, 8/01/30 .................................         11,900,000        11,058,075
    Sacramento MUD Electric Revenue,
       Refunding, Series T, FGIC Insured, 5.00%, 5/15/30 ...................................          9,095,000         8,240,979
       Sacramento MUD, Series R, MBIA Insured, 5.00%, 8/15/33 ..............................          4,500,000         4,056,210
       Series N, MBIA Insured, 5.00%, 8/15/28 ..............................................         63,500,000        58,676,540
       sub. lien, Refunding, 8.00%, 11/15/10 ...............................................         16,110,000        16,151,564
    Sacramento USD, COP, Refunding, MBIA Insured, 5.00%, 3/01/31 ...........................          6,000,000         5,457,960
    Saddleback Valley USD, GO,
       Election of 2004, Series A, MBIA Insured, 4.50%, 8/01/30 ............................          5,250,000         4,410,630
       FSA Insured, 5.00%, 8/01/27 .........................................................          4,680,000         4,689,032
       FSA Insured, 5.00%, 8/01/29 .........................................................          4,335,000         4,268,544
    Salida Area Public Facilities Financing Agency CFD, Special Tax, No. 1988-1, Refunding,
       FSA Insured, 5.25%, 9/01/28 .........................................................          6,800,000         6,878,336
    San Bernardino County COP, Medical Center Financing Project,
       Refunding, 5.00%, 8/01/26 ...........................................................         13,045,000        11,759,676
       Series A, MBIA Insured, 5.50%, 8/01/22 ..............................................         40,830,000        40,891,653
    San Bernardino County Housing Authority MFMR,
       Sequoia Plaza Mobil Home, GNMA Secured, 6.75%, 4/20/41 ..............................          6,920,000         7,289,736
       Series A, GNMA Secured, 6.70%, 3/20/43 ..............................................          3,345,000         3,460,871


                             40 | Semiannual Report

Franklin California Tax-Free Income Fund

                                                                                               PRINCIPAL AMOUNT        VALUE
                                                                                               ----------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    San Bernardino Joint Powers Financing Authority Lease Revenue, City Hall Project,
       Refunding, MBIA Insured, 5.70%, 1/01/23 .............................................   $      6,315,000   $     6,367,478
    San Carlos School District GO, Election of 2005, Series A, MBIA Insured, 5.00%,
       10/01/26 ............................................................................          5,070,000         4,935,087
       10/01/30 ............................................................................          9,820,000         9,223,730
    San Diego County COP, MBIA Insured, 5.00%, 8/15/28 .....................................         24,000,000        21,156,960
    San Diego County Water Authority Water Revenue COP, Series A,
       FSA Insured, 5.00%, 5/01/34 .........................................................        106,705,000       100,396,600
       MBIA Insured, 5.00%, 5/01/25 ........................................................         12,440,000        11,964,792
    San Diego Public Facilities Financing Authority Sewer Revenue,
       Series A, FGIC Insured, 5.25%, 5/15/27 ..............................................         21,750,000        21,887,460
       Series B, FGIC Insured, 5.25%, 5/15/22 ..............................................          5,200,000         5,232,864
    San Diego Public Facilities Financing Authority Water Revenue,
       MBIA Insured, 5.00%, 8/01/26 ........................................................         12,210,000        11,149,073
       Subordinated, Refunding, MBIA Insured, 5.00%, 8/01/32 ...............................         20,000,000        17,718,400
    San Diego RDA Tax Allocation, Horton Project, Refunding, Series A, FSA Insured, 6.00%,
       11/01/15 ............................................................................          5,000,000         5,014,350
    San Diego USD, GO,
       Capital Appreciation Bond, Series A, FGIC Insured, zero cpn., 7/01/21 ...............         12,160,000         5,948,307
       Capital Appreciation Bond, Series A, FGIC Insured, zero cpn., 7/01/22 ...............          8,440,000         3,820,788
       Capital Appreciation Bond, Series A, FGIC Insured, zero cpn., 7/01/23 ...............         11,120,000         4,661,838
       Election of 1998, Refunding, Series G-1, FSA Insured, 4.50%, 7/01/29 ................          9,710,000         8,164,168
       Election of 1998, Series B, MBIA Insured, 5.00%, 7/01/25 ............................          6,975,000         7,216,056
       Election of 1998, Series D, FGIC Insured, 5.00%, 7/01/27 ............................         16,000,000        16,794,400
       Election of 1998, Series E, FSA Insured, 5.00%, 7/01/28 .............................         10,000,000        10,533,700
       Series C, FSA Insured, 5.00%, 7/01/26 ...............................................          6,490,000         6,895,560
    San Francisco BART District GO, Election of 2004, Series B, 5.00%,
       8/01/32 .............................................................................         28,000,000        26,832,120
       8/01/35 .............................................................................         15,000,000        14,276,100
    San Francisco BART District Sales Tax Revenue,
       FGIC Insured, Pre-Refunded, 5.50%, 7/01/34 ..........................................         11,790,000        12,195,694
       FSA Insured, 5.00%, 7/01/31 .........................................................         10,000,000         9,592,600
       FSA Insured, 5.00%, 7/01/36 .........................................................          6,760,000         6,428,760
    San Francisco City and County Airports Commission Airport Revenue, Refunding,
       Series 28B, MBIA Insured, 5.00%, 5/01/27 ............................................          5,050,000         4,592,066
    San Francisco City and County Airports Commission International Airport Revenue,
       Issue 32G, Refunding, Second Series, FGIC Insured, 4.50%, 5/01/28 ...................          7,500,000         6,272,625
       Issue 32G, Refunding, Second Series, FGIC Insured, 4.50%, 5/01/32 ...................          5,260,000         4,256,129
       Refunding, Second Series 28A, MBIA Insured, 5.125%, 5/01/32 .........................         26,290,000        21,616,690
       Second Series, Issue 23B, FGIC Insured, Pre-Refunded, 5.125%, 5/01/30 ...............         10,000,000        10,265,600
    San Francisco City and County COP, 30 Van Ness Avenue Property, Series A, MBIA Insured,
       5.00%, 9/01/31 ......................................................................          5,805,000         5,108,110
    San Francisco City and County RDA, Hotel Tax Revenue, FSA Insured, 6.75%, 7/01/25 ......            315,000           315,857
    San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
       Capital Appreciation, Refunding, Series A, 5.60%, 1/15/16 ...........................         19,500,000        19,121,895
       Capital Appreciation, Refunding, Series A, 5.65%, 1/15/17 ...........................         17,000,000        16,517,200
       Capital Appreciation, Refunding, Series A, 5.70%, 1/15/19 ...........................         57,000,000        54,892,140
       Capital Appreciation, Refunding, Series A, 5.75%, 1/15/23 ...........................         80,000,000        73,555,200


                             Semiannual Report | 41

Franklin California Tax-Free Income Fund

                                                                                               PRINCIPAL AMOUNT        VALUE
                                                                                               ----------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    San Joaquin Hills Transportation Corridor Agency Toll Road Revenue, (continued)
       Capital Appreciation, Refunding, Series A, 5.75%, 1/15/24 ...........................   $     80,000,000   $    72,861,600
       Refunding, Series A, 5.50%, 1/15/28 .................................................        247,300,000       210,192,635
       Refunding, Series A, MBIA Insured, 5.375%, 1/15/29 ..................................         85,500,000        78,582,195
       Refunding, Series A, MBIA Insured, 5.25%, 1/15/30 ...................................         21,200,000        18,644,552
       senior lien, 5.00%, 1/01/33 .........................................................         82,040,000        66,179,207
       senior lien, ETM, zero cpn., 1/01/25 ................................................          5,700,000         2,346,120
       senior lien, ETM, zero cpn., 1/01/28 ................................................         33,545,000        11,523,714
       senior lien, ETM, zero cpn., 1/01/29 ................................................         37,050,000        11,945,661
       senior lien, Refunding, Series A, 5.65%, 1/15/18 ....................................         60,000,000        57,895,800
       senior lien, Refunding, Series A, 5.70%, 1/15/20 ....................................         80,000,000        76,156,000
       senior lien, Refunding, Series A, 5.75%, 1/15/22 ....................................         90,000,000        83,441,700
    San Jose Airport Revenue,
       Refunding, Series A, FGIC Insured, 5.00%, 3/01/31 ...................................         11,000,000         9,799,680
       Refunding, Series B, AMBAC Insured, 5.00%, 3/01/37 ..................................         65,000,000        57,263,700
       Series D, MBIA Insured, 5.00%, 3/01/28 ..............................................         10,000,000         9,063,300
    San Jose Financing Authority Lease Revenue,
       Civic Center Project, Refunding, Series A, AMBAC Insured, 5.00%, 6/01/39 ............         20,885,000        18,901,552
       Civic Center Project, Series B, AMBAC Insured, 5.00%, 6/01/27 .......................         46,400,000        44,706,400
       Refunding, Series F, MBIA Insured, 5.00%, 9/01/21 ...................................         14,045,000        14,082,079
       Refunding, Series F, MBIA Insured, 5.00%, 9/01/22 ...................................         14,730,000        14,583,878
    San Jose Financing Authority Revenue, Fourth and San Fernando Parking Facility,
       Series A, AMBAC Insured, 5.00%, 9/01/24 .............................................          5,000,000         4,908,350
    San Jose GO,
       Libraries and Parks Projects, MBIA Insured, 5.00%, 9/01/36 ..........................         35,150,000        32,940,822
       Libraries Parks and Public Safety Projects, 5.00%, 9/01/28 ..........................         11,600,000        11,541,536
       Libraries Parks and Public Safety Projects, MBIA Insured, 5.00%, 9/01/34 ............         15,820,000        15,090,382
    San Jose RDA, MFHR, Miraido Village, Series A, GNMA Secured, 5.75%, 7/20/38 ............          7,110,000         6,552,647
    San Jose RDA Tax Allocation,
       Housing Set-Aside Merged Area, Series E, MBIA Insured, 5.85%, 8/01/27 ...............          7,325,000         7,010,391
       Merged Area Redevelopment Project, Refunding, MBIA Insured, 5.625%, 8/01/28 .........          2,030,000         2,053,386
       Merged Area Redevelopment Project, Series B, XLCA Insured, 5.00%, 8/01/32 ...........         13,395,000        11,614,938
    San Jose USD, COP, Refunding, FSA Insured, zero cpn.,
       1/01/27 .............................................................................          7,105,000         2,403,479
       1/01/29 .............................................................................          7,105,000         2,109,190
    San Jose USD Santa Clara County GO, Series A, FSA Insured, 5.00%,
       8/01/24 .............................................................................          9,200,000         9,224,748
       8/01/27 .............................................................................          9,150,000         9,177,816
    San Juan Basin Authority Lease Revenue, AMBAC Insured, 5.00%, 12/01/34 .................          4,000,000         3,694,960
    San Juan USD, GO, Election of 1998, Series B, MBIA Insured, zero cpn.,
       8/01/26 .............................................................................         15,825,000         5,876,455
       8/01/27 .............................................................................         18,605,000         5,861,133
       8/01/28 .............................................................................         19,470,000         5,735,473
    San Luis Obispo County Financing Authority Revenue, Nacimiento Water Project, Series A,
       MBIA Insured, 5.00%, 9/01/32 ........................................................         12,500,000        11,399,625
    San Marcos PFAR, Series A, ETM, 6.25%, 9/02/22 .........................................         15,000,000        16,225,050


                             42 | Semiannual Report

Franklin California Tax-Free Income Fund

                                                                                               PRINCIPAL AMOUNT        VALUE
                                                                                               ----------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    San Marcos Public Facilities Authority Revenue,
       Refunding, 5.80%, 9/01/18 ...........................................................   $      4,745,000   $     4,819,781
       Senior Tax Increment Project Area 3, Series A, MBIA Insured, Pre-Refunded, 5.75%,
          10/01/29 .........................................................................          5,340,000         5,783,807
       Senior Tax Increment Project Area 3, Series A, MBIA Insured, Pre-Refunded, 5.80%,
          10/01/30 .........................................................................          8,035,000         8,149,097
    San Mateo County Joint Powers Authority Lease Revenue, Capital Projects, Refunding,
       Series A, FSA Insured, 5.00%, 7/15/29 ...............................................         13,000,000        12,800,840
    San Mateo Flood Control District COP, Colma Creek Flood Control Zone, AMBAC Insured,
       5.00%, 8/01/39 ......................................................................          6,555,000         5,931,554
    San Mateo RDA Tax Allocation, Pre-Refunded, 5.60%, 8/01/25 .............................         10,185,000        10,946,125
    San Mateo UHSD,
       COP, Phase I Projects, Capital Appreciation, Series B, zero cpn. to 12/14/19, 5.00%
          thereafter, 12/15/43 .............................................................         11,535,000         4,680,557
       GO, Capital Appreciation, Election of 2000, Series B, FGIC Insured, zero cpn.,
          9/01/22 ..........................................................................          5,000,000         2,226,800
       GO, Election of 2000, Series A, FGIC Insured, Pre-Refunded, 5.00%, 9/01/25 ..........         13,865,000        14,719,639
    San Ramon PFA Tax Allocation Revenue, MBIA Insured, 5.30%, 2/01/28 .....................         18,360,000        18,053,388
    San Ramon Valley Fire Protection District COP, XLCA Insured, 5.00%, 8/01/36 ............          5,655,000         5,031,254
    San Ramon Valley USD, GO, Election of 2002,
       FSA Insured, 5.00%, 8/01/26 .........................................................          2,800,000         2,709,952
       FSA Insured, 5.40%, 3/01/28 .........................................................         27,410,000        27,558,014
       MBIA Insured, 5.00%, 8/01/25 ........................................................         14,215,000        13,742,920
       MBIA Insured, 5.00%, 8/01/28 ........................................................         14,770,000        14,072,413
    Sanger USD, GO, Election of 2006, Series A, FSA Insured, 5.00%, 8/01/27 ................          6,000,000         5,554,980
(b) Santa Barbara Housing Authority Revenue, Refunding and Acquisition, 6.25%, 11/15/20 ....          4,605,000         4,121,199
    Santa Clara County Financing Authority Revenue, El Camino, Series B, AMBAC Insured,
       5.125%, 2/01/41 .....................................................................         20,000,000        17,693,800
    Santa Clara Housing Authority MFHR, Elena Gardens Apartments Project, Series A,
       GNMA Secured, 6.40%, 6/20/35 ........................................................          5,425,000         5,318,941
    Santa Clara USD, COP, 5.375%, 7/01/31 ..................................................          7,575,000         7,601,058
    Santa Clarita Community College District GO, Election of 2006, MBIA Insured, 5.00%,
       8/01/32 .............................................................................          9,765,000         8,713,700
    Santa Cruz City Elementary School District GO, MBIA Insured, 5.00%, 8/01/29 ............          5,625,000         5,365,519
    Santa Cruz City High School District GO, MBIA Insured, 5.00%, 8/01/29 ..................         11,535,000        10,481,278
    Santa Margarita Water District Special Tax, Community Facilities District No. 99-1,
       Pre-Refunded, 6.00%, 9/01/30 ........................................................          9,000,000         9,942,750
    Santa Maria Bonita School District COP, MBIA Insured, 7.00%, 3/01/16 ...................            410,000           410,918
    Santa Maria Water and Wastewater Revenue, COP, Series A, AMBAC Insured, 5.55%,
       8/01/27 .............................................................................         21,000,000        21,139,440
    Santa Monica RDA Tax Allocation, Earthquake Recovery Redevelopment Project,
       AMBAC Insured, Pre-Refunded, 6.00%, 7/01/29 .........................................         13,110,000        13,609,229
(a) Santee School District COP, Capital Improvement Project, Assured Guaranty, 5.50%,
       10/01/48 ............................................................................         15,460,000        14,649,896
    Saugus USD, GO, Series B, FSA Insured, Pre-Refunded, 5.00%, 8/01/29 ....................          5,000,000         5,410,700
    School Facilities Financing Authority Revenue, Capital Appreciation, Grant Joint UHSD,
       Series A, FSA Insured, zero cpn., 8/01/42 ...........................................         49,000,000         5,834,920


                             Semiannual Report | 43

Franklin California Tax-Free Income Fund

                                                                                               PRINCIPAL AMOUNT        VALUE
                                                                                               ----------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Shafter Joint Powers Financing Authority Lease Revenue, Community Correctional Facility
       Project, Series A,
       5.95%, 1/01/11 ......................................................................   $      1,195,000   $     1,203,628
       6.05%, 1/01/17 ......................................................................          5,135,000         5,172,331
    Simi Valley USD, GO, Election 2004, Series A, MBIA Insured, Pre-Refunded, 5.00%,
       8/01/26 .............................................................................          6,000,000         6,473,760
    Snowline Joint USD, CFD Special Tax, No. 2002-1, Series A,
       5.30%, 9/01/29 ......................................................................          1,615,000         1,365,692
       5.40%, 9/01/34 ......................................................................          2,000,000         1,665,120
    Solano County COP, GO, MBIA Insured, Pre-Refunded, 5.00%, 11/01/32 .....................         24,665,000        26,495,636
    Sonoma County Water Agency Water Revenue, Series A, FSA Insured, 5.00%, 7/01/36 ........          5,600,000         5,286,960
    South Gate Utility Authority Revenue, Water and Sewer Systems Project, FGIC Insured,
       5.00%, 10/01/32 .....................................................................          6,475,000         5,418,928
    Southern California Public Power Authority Natural Gas Project Revenue, Project No.1,
       Series A, 5.00%, 11/01/33 ...........................................................         17,500,000        13,213,025
    Southern California Public Power Authority Power Project Revenue,
       6.75%, 7/01/13 ......................................................................         10,000,000        11,227,400
       Series A, AMBAC Insured, ETM, zero cpn., 7/01/11 ....................................         12,000,000        11,004,720
       Series A, AMBAC Insured, ETM, zero cpn., 7/01/12 ....................................         16,890,000        14,832,122
       Series A, AMBAC Insured, ETM, zero cpn., 7/01/13 ....................................         16,000,000        13,445,600
    Southern California Public Power Authority Project Revenue, Magnolia Power Project,
       Series A, AMBAC Insured, Pre-Refunded, 5.00%, 7/01/36 ...............................         15,800,000        17,005,856
    Southern California Public Power Authority Transmission Project Revenue,
       Southern Transmission Project, 6.125%, 7/01/18 ......................................          1,135,000         1,137,701
    Standard Elementary School District GO, Election of 2006, Series A, AMBAC Insured,
       5.00%, 11/01/30 .....................................................................          5,000,000         4,611,650
    Stockton COP, Essential Services Building Parking Facility, Pre-Refunded,
       5.875%, 8/01/23 .....................................................................          2,295,000         2,386,272
       6.00%, 8/01/31 ......................................................................          6,585,000         6,853,602
    Stockton East Water District COP, Capital Appreciation, 1990 Project, Series A, zero
       cpn., 4/01/16 .......................................................................        103,885,000        70,552,459
    Stockton Revenue, O'Connor Woods Housing Corp., Series A, 6.35%, 11/01/31 ..............          9,110,000         8,544,907
    Stockton Revenue COP, Wastewater System Project, Refunding, Series A, MBIA Insured,
       5.20%, 9/01/29 ......................................................................         19,160,000        17,210,470
    Stockton USD, GO,
       Election of 2000, Series 2004, MBIA Insured, 5.00%, 1/01/27 .........................          5,030,000         4,692,940
       MBIA Insured, 5.00%, 1/01/28 ........................................................          5,335,000         4,949,013
    Suisun City PFA Tax Allocation Revenue, Capital Appreciation Redevelopment Project,
       Series A, zero cpn., 10/01/28 .......................................................         17,855,000         4,783,355
    Sweetwater UHSD, GO, Election of 2006, Series A, FSA Insured, 5.625%, 8/01/47 ..........         10,000,000        10,093,100
    Tahoe Forest Hospital District Revenue, Series A,
       5.90%, 7/01/29 ......................................................................          1,635,000         1,469,571
       Pre-Refunded, 5.90%, 7/01/29 ........................................................          6,355,000         6,645,169
    Thousand Oaks SFHMR, Capital Appreciation, Mortgage-Backed Securities Program,
       Refunding, Series A, GNMA Secured, zero cpn., 9/01/23 ...............................             16,000            65,359
    Tobacco Securitization Authority Northern California Tobacco Settlement Revenue,
       Asset-Backed Bonds, Series B, Pre-Refunded, 5.00%, 6/01/28 ..........................         17,390,000        18,418,966


                             44 | Semiannual Report

Franklin California Tax-Free Income Fund

                                                                                               PRINCIPAL AMOUNT        VALUE
                                                                                               ----------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Tobacco Securitization Authority Southern California Tobacco Settlement Revenue,
       Asset-Backed Bonds,
       Senior Series A, Pre-Refunded, 5.50%, 6/01/36 .......................................   $     80,500,000   $    87,076,850
       Senior Series A, Pre-Refunded, 5.625%, 6/01/43 ......................................        123,165,000       133,755,958
       Sub Series B, Pre-Refunded, 6.00%, 6/01/43 ..........................................         48,435,000        53,223,284
    Tobacco Securitization Authority Tobacco Settlement Revenue, Series A, Pre-Refunded,
       5.25%, 6/01/31 ......................................................................          6,800,000         7,245,740
       5.375%, 6/01/41 .....................................................................         30,250,000        32,329,385
    Torrance Hospital Revenue, Torrance Memorial Medical Center, Series A, 5.50%,
       6/01/31 .............................................................................          4,385,000         4,099,493
    Trabuco Canyon PFA, Special Tax Revenue, Refunding,
       Series A, FSA Insured, 6.00%, 10/01/10 ..............................................         10,750,000        11,059,600
       Series A, FSA Insured, 6.10%, 10/01/15 ..............................................         13,220,000        14,469,026
       Series C, FSA Insured, 6.00%, 7/01/12 ...............................................          2,140,000         2,260,589
       Series C, FSA Insured, 6.10%, 7/01/19 ...............................................          5,215,000         5,938,008
    Tracy COP, I-205 Corridor Improvement and Refinancing Project, AMBAC Insured, 5.125%,
       10/01/27 ............................................................................          5,000,000         4,861,050
    Tustin CFD No. 04-01 Special Tax, John Laing Homes,
       5.375%, 9/01/29 .....................................................................          1,000,000           865,120
       5.50%, 9/01/34 ......................................................................          1,500,000         1,288,125
    Union City CRDA Tax Allocation Revenue, Community Redevelopment Project,
       AMBAC Insured, Pre-Refunded, 5.75%, 10/01/33 ........................................          4,830,000         5,040,105
    University of California Regents Medical Center Pooled Revenue, Series A, MBIA Insured,
       4.50%, 5/15/47 ......................................................................         66,335,000        53,047,436
    University of California Regents Revenue, Series A, MBIA Insured, 4.50%, 5/15/37 .......         36,715,000        30,310,435
    University of California Revenues,
       General, Refunding, Series J, FSA Insured, 4.50%, 5/15/35 ...........................         35,000,000        28,017,500
       Limited Project, Series B, FSA Insured, 5.00%, 5/15/29 ..............................         17,300,000        16,344,348
       Limited Project, Series B, FSA Insured, 5.00%, 5/15/33 ..............................         15,000,000        13,983,000
       Limited Project, Series D, FGIC Insured, 5.00%, 5/15/37 .............................         10,000,000         8,943,100
       Limited Project, Series D, FGIC Insured, 5.00%, 5/15/41 .............................         22,500,000        19,632,825
       Multiple Purpose Projects, Series O, FGIC Insured, Pre-Refunded, 5.00%, 9/01/23 .....          9,200,000         9,715,936
       Multiple Purpose Projects, Series O, FGIC Insured, Pre-Refunded, 5.00%, 9/01/26 .....         13,430,000        14,183,154
       Research Facilities, Series E, AMBAC Insured, Pre-Refunded, 5.00%, 9/01/31 ..........          5,000,000         5,176,850
       Series O, FGIC Insured, Pre-Refunded, 5.25%, 9/01/34 ................................         61,235,000        64,953,189
       UCLA Medical Center, Series A, AMBAC Insured, 5.00%, 5/15/34 ........................          3,710,000         3,393,537
       UCLA Medical Center, Series A, AMBAC Insured, Pre-Refunded, 5.00%, 5/15/34 ..........          6,290,000         6,758,668
    Upland COP, San Antonio Community Hospital, Refunding, 5.70%, 1/01/11 ..................          8,635,000         8,739,743
    Vacaville PFAR, Local Agency, 8.65%, 9/02/18 ...........................................          4,130,000         3,917,222
    Vacaville USD, GO, Election of 2001, AMBAC Insured, 5.00%, 8/01/32 .....................         12,790,000        11,491,048
    Vallejo PFA Local Agency Revenue, Hiddenbrooke Improvement District, Series A, 5.80%,
       9/01/31 .............................................................................          4,535,000         4,050,390
    Vallejo RDA Tax Allocation, Waterfront Redevelopment Project, 7.90%, 5/01/19 ...........          2,030,000         2,038,851
    Vista Community Development Commission Tax Allocation Revenue, Vista Redevelopment
       Project Area, 5.875%, 9/01/37 .......................................................          5,000,000         4,750,300


                             Semiannual Report | 45

Franklin California Tax-Free Income Fund

                                                                                               PRINCIPAL AMOUNT        VALUE
                                                                                               ----------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Vista USD, GO,
       Election of 2002, Series C, FSA Insured, 5.00%, 8/01/28 .............................   $      4,370,000   $     4,077,997
       Series B, FGIC Insured, 5.00%, 8/01/28 ..............................................          6,000,000         5,447,580
    Washington Township Health Care District Revenue, Refunding,
       5.25%, 7/01/29 ......................................................................          6,500,000         5,804,435
       Series A, 5.00%, 7/01/37 ............................................................          7,000,000         5,632,830
    West Contra Costa USD, GO,
       Election of 2002, Series C, FGIC Insured, 5.00%, 8/01/34 ............................         11,605,000        10,085,441
       Series A, FSA Insured, 5.00%, 8/01/35 ...............................................         32,000,000        28,723,840
    West Covina PFA Lease Revenue, Big League Dreams Project, Series A, 5.00%,
       6/01/30 .............................................................................          4,200,000         3,590,286
       6/01/36 .............................................................................          5,045,000         4,261,158
    West Hollywood COP, Refunding, MBIA Insured, 5.00%, 2/01/25 ............................          6,250,000         6,363,000
    West Kern Community College District COP, AMBAC Insured, 5.625%, 11/01/34 ..............         11,035,000        10,313,532
    West Sacramento Financing Authority Special Tax Revenue, Series A, XLCA Insured, 5.00%,
       9/01/34 .............................................................................          5,000,000         4,095,150
    Western Placer Unified School COP, Refinancing Project, Series B, Assured Guaranty,
       5.125%, 8/01/47 .....................................................................         10,275,000         9,136,427
    Westlands Water District Revenue COP,
       MBIA Insured, 5.00%, 9/01/26 ........................................................         13,150,000        12,260,271
       MBIA Insured, 5.00%, 9/01/34 ........................................................         13,500,000        12,173,490
       Series A, MBIA Insured, 5.00%, 9/01/30 ..............................................          6,250,000         5,684,375
       Series A, MBIA Insured, 5.00%, 9/01/31 ..............................................          7,490,000         6,791,258
       Series A, MBIA Insured, 5.00%, 9/01/35 ..............................................          6,910,000         6,202,070
    Whittier Health Facility Revenue, Presbyterian Intercommunity Hospital, Pre-Refunded,
       5.60%, 6/01/22 ......................................................................         14,285,000        15,654,646
       5.75%, 6/01/31 ......................................................................         28,000,000        30,828,840
    William S. Hart UHSD, GO, Series A, MBIA Insured, 5.00%, 9/01/27 .......................          8,685,000         8,466,920
    Yuba Community College District GO,
       Capital Appreciation, Election of 2006, Series B, AMBAC Insured, zero cpn.,
          8/01/39 ..........................................................................          7,075,000           934,891
       Election of 2006, Series A, AMBAC Insured, 5.00%, 8/01/46 ...........................         24,080,000        20,846,297
    Yucaipa Valley Water District Water System Revenue COP, Series A, MBIA Insured, 5.00%,
       9/01/29 .............................................................................         10,100,000         9,452,792
       9/01/34 .............................................................................         12,765,000        11,756,310
                                                                                                                  ---------------
                                                                                                                   12,300,779,371
                                                                                                                  ---------------
    U.S. TERRITORIES 7.9%
    PUERTO RICO 7.8%
    Children's Trust Fund Puerto Rico Tobacco Settlement Revenue, Asset-Backed Bonds,
       Refunding,
       5.50%, 5/15/39 ......................................................................          7,210,000         6,283,082
       5.625%, 5/15/43 .....................................................................         25,500,000        22,175,565
    Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, senior lien, Series A,
       6.00%, 7/01/44 ......................................................................         10,500,000        10,110,870
    Puerto Rico Commonwealth GO,
       Public Improvement, Refunding, Series A, 5.50%, 7/01/32 .............................         30,000,000        27,292,500
       Public Improvement, Refunding, Series A, MBIA Insured, 5.50%, 7/01/20 ...............         10,000,000         9,863,100


                             46 | Semiannual Report

Franklin California Tax-Free Income Fund

                                                                                               PRINCIPAL AMOUNT        VALUE
                                                                                               ----------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    U.S. TERRITORIES (CONTINUED)
    PUERTO RICO (CONTINUED)
    Puerto Rico Commonwealth GO, (continued)
       Public Improvement, Refunding, Series B, 5.25%, 7/01/32 .............................   $      7,505,000   $     6,554,342
       Public Improvement, Series A, 5.125%, 7/01/31 .......................................         95,185,000        85,238,167
       Public Improvement, Series A, Pre-Refunded, 5.00%, 7/01/27 ..........................         26,750,000        28,483,668
       Public Improvement, Series A, Pre-Refunded, 5.125%, 7/01/31 .........................         47,740,000        50,546,635
       Public Improvement, Series B, Pre-Refunded, 5.25%, 7/01/32 ..........................         12,495,000        13,595,060
       Public Improvement, Series B, Pre-Refunded, 5.00%, 7/01/35 ..........................         21,200,000        22,715,376
       Refunding, sub-series C-9, MBIA Insured, 6.00%, 7/01/27 .............................         21,000,000        21,136,290
       Series A, 5.125%, 7/01/28 ...........................................................         10,000,000         8,771,100
       Series A, 5.25%, 7/01/32 ............................................................         10,000,000         8,806,100
       Series A, 5.25%, 7/01/33 ............................................................         26,050,000        22,867,472
       Series A, 6.00%, 7/01/38 ............................................................         10,000,000         9,715,500
    Puerto Rico Commonwealth Highway and Transportation Authority Highway Revenue,
       Series Y, Pre-Refunded, 5.00%, 7/01/36 ..............................................         63,000,000        67,503,240
    Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
       Refunding, Series A, MBIA Insured, 5.00%, 7/01/38 ...................................          5,800,000         5,175,572
       Refunding, Series N, FGIC Insured, 5.25%, 7/01/39 ...................................          7,000,000         6,259,890
       Series B, Pre-Refunded, 6.00%, 7/01/31 ..............................................         13,000,000        13,806,000
       Series B, Pre-Refunded, 6.00%, 7/01/39 ..............................................         13,200,000        14,018,400
       Series D, Pre-Refunded, 5.375%, 7/01/36 .............................................         45,000,000        48,097,350
       Series D, Pre-Refunded, 5.75%, 7/01/41 ..............................................         20,000,000        21,638,200
       Series K, Pre-Refunded, 5.00%, 7/01/40 ..............................................         30,000,000        32,251,800
       Series K, Pre-Refunded, 5.00%, 7/01/45 ..............................................         30,000,000        32,251,800
    Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, 5.00%,
       7/01/46 .............................................................................         20,000,000        16,836,200
    Puerto Rico Convention Center District Authority Hotel Occupancy Tax Revenue, Series A,
       AMBAC Insured, 5.00%, 7/01/31 .......................................................          8,000,000         6,924,080
       FGIC Insured, 5.00%, 7/01/24 ........................................................          6,505,000         5,742,419
    Puerto Rico Electric Power Authority Power Revenue,
       Series II, Pre-Refunded, 5.25%, 7/01/31 .............................................         48,000,000        51,870,240
       Series WW, 5.00%, 7/01/28 ...........................................................         12,030,000        10,631,392
       Series WW, 5.25%, 7/01/33 ...........................................................         32,250,000        29,117,557
    Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
       Revenue, Cogeneration Facility, AES Puerto Rico Project, 6.625%, 6/01/26 ............          6,800,000         6,966,056
    Puerto Rico PBA Guaranteed Revenue, Government Facilities,
       Refunding, Series D, 5.375%, 7/01/33 ................................................         26,510,000        24,503,458
       Refunding, Series M-3, MBIA Insured, 6.00%, 7/01/24 .................................         21,535,000        21,209,606
       Refunding, Series M-3, MBIA Insured, 6.00%, 7/01/27 .................................         15,000,000        14,733,600
       Refunding, Series M-3, MBIA Insured, 6.00%, 7/01/28 .................................         10,000,000         9,806,300
       Refunding, Series N, 5.00%, 7/01/37 .................................................         50,000,000        41,991,000
       Series D, Pre-Refunded, 5.375%, 7/01/33 .............................................         73,490,000        78,149,266
    Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Series E,
       Pre-Refunded, 5.50%, 8/01/29 ........................................................        139,995,000       148,846,884
    Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Series A, 5.25%, 8/01/57 ......         10,000,000         8,722,700
                                                                                                                  ---------------
                                                                                                                    1,071,207,837
                                                                                                                  ---------------


                             Semiannual Report | 47

Franklin California Tax-Free Income Fund

                                                                                               PRINCIPAL AMOUNT        VALUE
                                                                                               ----------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    U.S. TERRITORIES (CONTINUED)
    VIRGIN ISLANDS 0.1%
    Virgin Islands PFAR, senior lien,
       Fund Loan Notes, Refunding, Series A, 5.50%, 10/01/22 ...............................   $      7,000,000   $     6,361,460
       Refunding, Series A, 5.50%, 10/01/14 ................................................          3,865,000         3,882,315
                                                                                                                  ---------------
                                                                                                                       10,243,775
                                                                                                                  ---------------
    TOTAL U.S. TERRITORIES .................................................................                        1,081,451,612
                                                                                                                  ---------------
    TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS
       (COST $14,018,934,565) ..............................................................                       13,382,230,983
                                                                                                                  ---------------
    SHORT TERM INVESTMENTS 1.8%
    MUNICIPAL BONDS 1.8%
    CALIFORNIA 1.8%
(c) Anaheim COP, Refunding, Weekly VRDN and Put, 8.25%, 8/01/19 ............................         19,100,000        19,100,000
(c) Bay Area Toll Authority Toll Bridge Revenue, San Francisco Bay Area, Refunding,
       Series B-1, Weekly VRDN and Put, 7.68%, 4/01/45 .....................................         18,000,000        18,000,000
(c) California Health Facilities Financing Authority Revenue,
       Adventist Hospital, Series B, MBIA Insured, Daily VRDN and Put, 6.00%, 9/01/28 ......         11,700,000        11,700,000
       Stanford Hospital, Series C, FSA Insured, Weekly VRDN and Put, 8.50%, 11/15/36 ......          9,000,000         9,000,000
(c) California State Department of Water Resources Power Supply Revenue, Series B-6,
       Daily VRDN and Put, 5.05%, 5/01/22 ..................................................            900,000           900,000
(c) California State Economic Recovery Revenue,
       Series C-2, Daily VRDN and Put, 5.05%, 7/01/23 ......................................          5,500,000         5,500,000
       Series C-16, FSA Insured, Weekly VRDN and Put, 8.00%, 7/01/23 .......................          2,595,000         2,595,000
(c) California State GO, Series C-1, Weekly VRDN and Put, 7.00%, 5/01/33 ...................            900,000           900,000
(c) California Statewide CDA Revenue, Series A, Assured Guaranty, Weekly VRDN and Put,
       8.29%, 3/01/37 ......................................................................          5,000,000         5,000,000
(c) California Transportation Finance Authority Revenue, FSA Insured, Weekly VRDN and Put,
       7.75%, 10/01/27 .....................................................................         12,300,000        12,300,000
(c) East Bay MUD Water System Revenue, Refunding,
       Sub Series A, FSA Insured, Weekly VRDN and Put, 7.80%, 6/01/25 ......................          7,390,000         7,390,000
       Sub Series A-3, Weekly VRDN and Put, 8.00%, 6/01/38 .................................            700,000           700,000
(c) Loma Linda Hospital Revenue, Loma Linda University Medical Center, Series B-2,
       Weekly VRDN and Put, 7.15%, 12/01/37 ................................................          9,900,000         9,900,000
(c) Los Angeles Convention and Exhibition Center Authority Lease Revenue, Refunding,
       Series F, AMBAC Insured, Weekly VRDN and Put, 10.25%, 8/15/21 .......................         13,395,000        13,395,000
(c) Los Angeles Water and Power Revenue, Refunding, Sub Series B-1, Weekly VRDN and Put,
       6.00%, 7/01/34 ......................................................................          2,650,000         2,650,000
(c) Metropolitan Water District of Southern California Waterworks Revenue, Refunding,
       Series A, Weekly VRDN and Put, 7.72%, 7/01/25 .......................................          8,260,000         8,260,000
(c) Orange County Sanitation Districts COP, Nos. 1-3 5-7 and 11, Refunding, AMBAC Insured,
       Daily VRDN and Put, 8.86%, 8/01/16 ..................................................          1,300,000         1,300,000
(c) Perris UHSD, COP, School Financing Project, FSA Insured, Weekly VRDN and Put, 8.50%,
       9/01/33 .............................................................................          1,185,000         1,185,000
(c) Richmond Wastewater Revenue, Refunding, Series B, AMBAC Insured, Weekly VRDN and
       Put, 10.00%, 8/01/37 ................................................................         28,915,000        28,915,000
(c) Santa Clara Electric Revenue, Refunding, Sub Series B, Weekly VRDN and Put, 7.97%,
       7/01/27 .............................................................................          2,000,000         2,000,000


                             48 | Semiannual Report

Franklin California Tax-Free Income Fund

                                                                                               PRINCIPAL AMOUNT        VALUE
                                                                                               ----------------   ---------------
    SHORT TERM INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
(c) Southern California Public Power Authority Transmission Project Revenue,
       Southern Transmission, Refunding,
       Series A, FSA Insured, Weekly VRDN and Put, 8.50%, 7/01/23 ..........................   $      4,000,000   $     4,000,000
       Series B, FSA Insured, Weekly VRDN and Put, 8.40%, 7/01/23 ..........................         56,335,000        56,335,000
(c) WateReuse Finance Authority Revenue, FSA Insured, Weekly VRDN and Put, 7.75%,
       5/01/28 .............................................................................         16,270,000        16,270,000
(c) West Basin Municipal Water District Revenue COP, Refunding, Series A-1, Weekly VRDN and
       Put, 7.68%, 8/01/27 .................................................................          9,685,000         9,685,000
                                                                                                                  ---------------
    TOTAL SHORT TERM INVESTMENTS (COST $246,980,000) .......................................                          246,980,000
                                                                                                                  ---------------
    TOTAL INVESTMENTS (COST $14,265,914,565) 99.1% .........................................                       13,629,210,983
    OTHER ASSETS, LESS LIABILITIES 0.9% ....................................................                          130,013,191
                                                                                                                  ---------------
    NET ASSETS 100.0% ......................................................................                      $13,759,224,174
                                                                                                                  ===============

See Selected Portfolio Abbreviations page 50.

(a)  Security purchased on a when-issued or delayed delivery basis. See Note
     1(b).

(b) Security has been deemed illiquid because it may not be able to be sold within seven days. At September 30, 2008, the aggregate value of these securities was $5,439,237, representing 0.04% of net assets.

(c) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 49

Franklin California Tax-Free Income Fund

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2008 (UNAUDITED)

SELECTED PORTFOLIO ABBREVIATIONS

1915 ACT - Improvement Bond Act of 1915
ABAG     - The Association of Bay Area Governments
ACA      - American Capital Access Holdings Inc.
AD       - Assessment District
AMBAC    - American Municipal Bond Assurance Corp.
BART     - Bay Area Rapid Transit
BHAC     - Brookshire Hathaway Assurance Corp.
CDA      - Community Development Authority/Agency
CFD      - Community Facilities District
CHFCLP   - California Health Facilities Construction Loan Program
COP      - Certificate of Participation
CRDA     - Community Redevelopment Authority/Agency
CSAC     - County Supervisors Association of California
ETM      - Escrow to Maturity
FGIC     - Financial Guaranty Insurance Co.
FSA      - Financial Security Assurance Inc.
GNMA     - Government National Mortgage Association
GO       - General Obligation
HFAR     - Housing Finance Authority Revenue
HMR      - Home Mortgage Revenue
IDR      - Industrial Development Revenue
MBIA     - Municipal Bond Investors Assurance Corp.
MBS      - Mortgage-Backed Security
MFHR     - Multi-Family Housing Revenue
MFMR     - Multi-Family Mortgage Revenue
MFR      - Multi-Family Revenue
MTA      - Metropolitan Transit Authority
MUD      - Municipal Utility District
PBA      - Public Building Authority
PCFA     - Pollution Control Financing Authority
PCR      - Pollution Control Revenue
PFA      - Public Financing Authority
PFAR     - Public Financing Authority Revenue
RDA      - Redevelopment Agency/Authority
RMR      - Residential Mortgage Revenue
SFHMR    - Single Family Home Mortgage Revenue
SFMR     - Single Family Mortgage Revenue
UHSD     - Unified/Union High School District
USD      - Unified/Union School District
XLCA     - XL Capital Assurance

   The accompanying notes are an integral part of these financial statements.


                             50 | Semiannual Report

Franklin California Tax-Free Income Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2008 (unaudited)

Assets:
   Investments in securities:
      Cost .........................................................................   $14,265,914,565
                                                                                       ===============
      Value ........................................................................   $13,629,210,983
   Cash ............................................................................         2,503,737
   Receivables:
      Investment securities sold ...................................................        41,979,020
      Capital shares sold ..........................................................        25,263,242
      Interest .....................................................................       171,635,599
                                                                                       ---------------
         Total assets ..............................................................    13,870,592,581
                                                                                       ---------------
Liabilities:
   Payables:
      Investment securities purchased ..............................................        73,646,674
      Capital shares redeemed ......................................................        29,019,608
      Affiliates ...................................................................         8,348,251
Accrued expenses and other liabilities .............................................           353,874
                                                                                       ---------------
         Total liabilities .........................................................       111,368,407
                                                                                       ---------------
            Net assets, at value ...................................................   $13,759,224,174
                                                                                       ===============
Net assets consist of:
   Paid-in capital .................................................................   $14,386,579,081
   Undistributed net investment income .............................................        45,662,972
   Net unrealized appreciation (depreciation) ......................................      (636,703,582)
   Accumulated net realized gain (loss) ............................................       (36,314,297)
                                                                                       ---------------
            Net assets, at value ...................................................   $13,759,224,174
                                                                                       ===============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 51

Franklin California Tax-Free Income Fund

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
September 30, 2008 (unaudited)

CLASS A:
   Net assets, at value ............................................................   $12,520,800,171
                                                                                       ===============
   Shares outstanding ..............................................................     1,894,473,572
                                                                                       ===============
   Net asset value per share(a) ....................................................   $          6.61
                                                                                       ===============
   Maximum offering price per share (net asset value per share / 95.75%) ...........   $          6.90
                                                                                       ===============
CLASS B:
   Net assets, at value ............................................................   $   172,348,605
                                                                                       ===============
   Shares outstanding ..............................................................        26,100,948
                                                                                       ===============
   Net asset value and maximum offering price per share(a) .........................   $          6.60
                                                                                       ===============
CLASS C:
   Net assets, at value ............................................................   $   848,421,196
                                                                                       ===============
   Shares outstanding ..............................................................       128,573,808
                                                                                       ===============
   Net asset value and maximum offering price per share(a) .........................   $          6.60
                                                                                       ===============
ADVISOR CLASS:
   Net assets, at value ............................................................   $   217,654,202
                                                                                       ===============
   Shares outstanding ..............................................................        32,977,083
                                                                                       ===============
   Net asset value and maximum offering price per share ............................   $          6.60
                                                                                       ===============

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                             52 | Semiannual Report

Franklin California Tax-Free Income Fund

STATEMENT OF OPERATIONS
for the six months ended September 30, 2008 (unaudited)

Investment income:
   Interest ........................................................................   $   374,480,979
                                                                                       ---------------
Expenses:
   Management fees (Note 3a) .......................................................        31,604,479
   Distribution fees: (Note 3c)
      Class A ......................................................................         5,747,655
      Class B ......................................................................           635,756
      Class C ......................................................................         2,741,852
   Transfer agent fees (Note 3e) ...................................................         1,718,837
   Custodian fees ..................................................................           104,776
   Reports to shareholders .........................................................           144,059
   Registration and filing fees ....................................................            52,988
   Professional fees ...............................................................            96,341
   Trustees' fees and expenses .....................................................            74,963
   Other ...........................................................................           306,121
                                                                                       ---------------
         Total expenses ............................................................        43,227,827
                                                                                       ---------------
            Net investment income ..................................................       331,253,152
                                                                                       ---------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from investments .......................................         1,570,670
   Net change in unrealized appreciation (depreciation) on investments .............      (801,731,074)
                                                                                       ---------------
Net realized and unrealized gain (loss) ............................................      (800,160,404)
                                                                                       ---------------
Net increase (decrease) in net assets resulting from operations ....................   $  (468,907,252)
                                                                                       ===============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 53

Franklin California Tax-Free Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                       SIX MONTHS ENDED
                                                                                      SEPTEMBER 30, 2008     YEAR ENDED
                                                                                          (UNAUDITED)      MARCH 31, 2008
                                                                                      ------------------  ---------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ........................................................   $   331,253,152    $   631,287,506
      Net realized gain (loss) from investments ....................................         1,570,670        (24,578,973)
      Net change in unrealized appreciation (depreciation) on investments ..........      (801,731,074)      (692,735,916)
                                                                                       ---------------    ---------------
            Net increase (decrease) in net assets resulting from operations ........      (468,907,252)       (86,027,383)
                                                                                       ---------------    ---------------
   Distributions to shareholders from:
      Net investment income:
         Class A ...................................................................      (302,876,983)      (580,726,226)
         Class B ...................................................................        (4,016,832)        (9,642,680)
         Class C ...................................................................       (16,980,234)       (26,784,211)
         Advisor Class .............................................................        (4,659,936)        (7,358,130)
                                                                                       ---------------    ---------------
   Total distributions to shareholders .............................................      (328,533,985)      (624,511,247)
                                                                                       ---------------    ---------------
   Capital share transactions: (Note 2)
         Class A ...................................................................       442,282,883        508,833,016
         Class B ...................................................................       (22,846,288)       (71,962,863)
         Class C ...................................................................       147,878,406        155,048,718
         Advisor Class .............................................................        51,449,579         64,616,045
                                                                                       ---------------    ---------------
   Total capital share transactions ................................................       618,764,580        656,534,916
                                                                                       ---------------    ---------------
   Redemption fees .................................................................             9,671             25,653
                                                                                       ---------------    ---------------
            Net increase (decrease) in net assets ..................................      (178,666,986)       (53,978,061)
Net assets:
   Beginning of period .............................................................    13,937,891,160     13,991,869,221
                                                                                       ---------------    ---------------
   End of period ...................................................................   $13,759,224,174    $13,937,891,160
                                                                                       ===============    ===============
Undistributed net investment income included in net assets:
   End of period ...................................................................   $    45,662,972    $    42,943,805
                                                                                       ===============    ===============

   The accompanying notes are an integral part of these financial statements.


                             54 | Semiannual Report

Franklin California Tax-Free Income Fund

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin California Tax-Free Income Fund (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as a diversified, open-end investment company, consisting of one fund, the Franklin California Tax-Free Income Fund (Fund). The Fund offers four classes of shares: Class A, Class B, Class C, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services use valuation models or matrix pricing, which considers information with respect to comparable bond and note transactions, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. SECURITIES PURCHASED ON A WHEN-ISSUED AND DELAYED DELIVERY BASIS

The Fund may purchase securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.


                             Semiannual Report | 55

Franklin California Tax-Free Income Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of September 30, 2008, and has determined that no provision for income tax is required in the Fund's financial statements.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

E. INSURANCE

The scheduled payments of interest and principal for each insured municipal security in the Trust are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Fund are secured by collateral guaranteed by an agency of the U.S. government. Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, there is a risk that in the event of an issuer default, the insurer may not be able to fulfill its obligations under the terms of the policy.

Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.


                             56 | Semiannual Report

Franklin California Tax-Free Income Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the fund and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. CAPITAL STOCK

At September 30, 2008, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                                SIX MONTHS ENDED                      YEAR ENDED
                                               SEPTEMBER 30, 2008                   MARCH 31, 2008
                                         ------------------------------    -------------------------------
                                            SHARES           AMOUNT           SHARES            AMOUNT
                                         ------------    --------------    ------------    ---------------
CLASS A SHARES
   Shares sold .......................    150,507,736    $1,054,735,723     250,567,468    $ 1,804,345,677
   Shares issued in reinvestment
      of distributions ...............     25,134,751       175,931,085      46,024,682        331,100,849
   Shares redeemed ...................   (112,946,350)     (788,383,925)   (226,327,357)    (1,626,613,510)
                                         ------------    --------------    ------------    ---------------
   Net increase (decrease) ...........     62,696,137    $  442,282,883      70,264,793    $   508,833,016
                                         ============    ==============    ============    ===============
CLASS B SHARES:
   Shares sold .......................        253,778    $    1,778,544         583,250    $     4,206,660
   Shares issued in reinvestment
      of distributions ...............        387,918         2,714,731         909,290          6,546,058
   Shares redeemed ...................     (3,924,889)      (27,339,563)    (11,480,725)       (82,715,581)
                                         ------------    --------------    ------------    ---------------
   Net increase (decrease) ...........     (3,283,193)   $  (22,846,288)     (9,988,185)   $   (71,962,863)
                                         ============    ==============    ============    ===============


                             Semiannual Report | 57

Franklin California Tax-Free Income Fund

2. CAPITAL STOCK (CONTINUED)

                                                SIX MONTHS ENDED                      YEAR ENDED
                                               SEPTEMBER 30, 2008                   MARCH 31, 2008
                                         ------------------------------    -------------------------------
                                            SHARES           AMOUNT           SHARES            AMOUNT
                                         ------------    --------------    ------------    ---------------
CLASS C SHARES:
   Shares sold........................     29,941,419    $  209,944,118      35,182,960    $   252,760,071
   Shares issued in reinvestment
      of distributions................      1,629,292        11,390,635       2,467,718         17,723,272
   Shares redeemed....................    (10,559,658)      (73,456,347)    (16,071,988)      (115,434,625)
                                         ------------    --------------    ------------    ---------------
   Net increase (decrease)............     21,011,053    $  147,878,406      21,578,690    $   155,048,718
                                         ============    ==============    ============    ===============
ADVISOR CLASS SHARES:
   Shares sold........................     10,273,856    $   71,671,180      15,500,509    $   111,734,340
   Shares issued in reinvestment
      of distributions................        390,800         2,731,024         492,471          3,526,930
   Shares redeemed....................     (3,302,471)      (22,952,625)     (7,055,487)       (50,645,225)
                                         ------------    --------------    ------------    ---------------
   Net increase (decrease)............      7,362,185    $   51,449,579       8,937,493    $    64,616,045
                                         ============    ==============    ============    ===============

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                            AFFILIATION
----------                                                      ----------------------
Franklin Advisers, Inc. (Advisers)                              Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisers based on the month-end net assets of the Fund as follows:

ANNUALIZED FEE RATE                        NET ASSETS
-------------------   ---------------------------------------------------
       0.625%         Up to and including $100 million
       0.500%         Over $100 million, up to and including $250 million
       0.450%         Over $250 million, up to and including $7.5 billion
       0.440%         Over $7.5 billion, up to and including $10 billion
       0.430%         Over $10 billion, up to and including $12.5 billion
       0.420%         Over $12.5 billion, up to and including $15 billion
       0.400%         Over $15 billion, up to and including $17.5 billion
       0.380%         Over $17.5 billion, up to and including $20 billion
       0.360%         In excess of $20 billion


                             58 | Semiannual Report

Franklin California Tax-Free Income Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class B and C compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A .....................................................   0.10%
Class B .....................................................   0.65%
Class C .....................................................   0.65%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Sales charges retained net of commissions paid to
   unaffiliated broker/dealers .........................   $1,947,065
Contingent deferred sales charges retained .............   $  343,576

E. TRANSFER AGENT FEES

For the period ended September 30, 2008, the Fund paid transfer agent fees of $1,718,837, of which $1,206,354 was retained by Investor Services.


                             Semiannual Report | 59

Franklin California Tax-Free Income Fund

4. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At March 31, 2008, the Fund had tax basis capital losses of $18,263,066 expiring in 2016.

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At March 31, 2008, the Fund deferred realized capital losses of $14,445,731.

At September 30, 2008, the cost of investments, net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments ...............................   $14,259,932,154
                                                      ===============
Unrealized appreciation ...........................   $   326,442,513
Unrealized depreciation ...........................      (957,163,684)
                                                      ---------------
Net unrealized appreciation (depreciation) ........   $  (630,721,171)
                                                      ===============

Net investment income differs for financial statement and tax purposes primarily due to differing treatment of bond discounts.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and bond discounts.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended September 30, 2008, aggregated $1,068,601,846 and $624,358,008, respectively.

6. CREDIT RISK

The Fund has 6.1% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

7. CONCENTRATION OF RISK

The Fund invests a large percentage of its total assets in obligations of issuers within California. Such concentration may subject the Fund to risks associated with industrial or regional matters, and economic, political or legal developments occurring within California.


                             60 | Semiannual Report

Franklin California Tax-Free Income Fund

8. FAIR VALUE MEASUREMENTS

The Fund adopted Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), on April 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Fund has determined that the implementation of SFAS 157 did not have a material impact on the Fund's financial statements.

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

At September 30, 2008, all of the Fund's' investments in securities carried at fair value were in Level 2 inputs.


                             Semiannual Report | 61

Franklin California Tax-Free Income Fund

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                             62 | Semiannual Report

                      This page intentionally left blank.

                      This page intentionally left blank.

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT
(800) DIAL BEN/(800) 342-5236 OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR
BEEPING TONE.

FRANKLIN TEMPLETON FUNDS

VALUE

Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(4)
Mutual Shares Fund

BLEND

Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH

Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund(2)
Franklin Small Cap Growth Fund(3)
Franklin Small-Mid Cap Growth Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund(1)
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL

Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund(1)
Templeton Frontier Markets Fund

HYBRID

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME

Franklin Adjustable U.S. Government Securities Fund(5)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(5)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(5)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(6)

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(7)

LIMITED-/INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(8)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(8)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(9)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) Effective 11/1/07, Franklin Aggressive Growth Fund changed its name to
     Franklin Growth Opportunities Fund. The fund's investment goal and strategy remained the same.

(3.) Effective 3/31/08, Franklin Small Cap Growth Fund II changed its name to
     Franklin Small Cap Growth Fund. The fund's investment goal and strategy remained the same.

(4.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(5.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(6.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(7.) The fund invests primarily in insured municipal securities.

(8.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(9.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

11/08                                          Not part of the semiannual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)   One Franklin Parkway
                                           San Mateo, CA 94403-1906

-    WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

     Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

(800) 632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

112 S2008 11/08




      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.   N/A

      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A

      ITEM 6. SCHEDULE OF INVESTMENTS. N/A

      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

      ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

      ITEM 11. CONTROLS AND PROCEDURES.
(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Galen G. Vetter, Chief Executive Officer - Finance and Administration, and Laura F. Fergerson, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Galen G. Vetter, Chief Executive Officer - Finance and Administration, and Laura
F. Fergerson, Chief Financial Officer and Chief Accounting Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

By /S/GALEN G. VETTER
   ------------------
      Galen G. Vetter
      Chief Executive Officer - Finance and Administration
Date  November 25, 2008


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/GALEN G. VETTER
   ------------------
      Galen G. Vetter
      Chief Executive Officer - Finance and Administration
Date  November 25, 2008


By /S/LAURA F. FERGERSON
   ---------------------
      Laura F. Fergerson
      Chief Financial Officer and Chief Accounting Officer
Date  November 25, 2008